UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Neuberger Berman ETF Trust
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NEUBERGER BERMAN ETF TRUST
Neuberger Berman Carbon Transition & Infrastructure ETF

August 19, 2024
Dear Shareholder:
You are cordially invited to vote your proxy or attend a Special Meeting of Shareholders (the “Meeting”) of the Neuberger Berman Carbon Transition & Infrastructure ETF (the “Fund”) of Neuberger Berman ETF Trust (the “Trust”). You have received this letter because you were invested in the Fund on August 16, 2024 (the “Record Date”).
As previously disclosed to shareholders in a supplement dated July 15, 2024, the Board of Trustees of the Fund (the “Board”) recently approved a proposal to change the name of the Fund from Neuberger Berman Carbon Transition & Infrastructure ETF to Neuberger Berman Energy Transition & Infrastructure ETF along with a related change to the Fund’s policy to invest at least 80% of its net assets (plus borrowing for investment purposes) in equity securities of carbon transition companies and infrastructure companies (“80% Policy”). NBIA proposed these changes since it believes the new investment program may be more attractive to current and potential investors since the Fund would be able to invest a broader array of securities and, if Proposal 2 is approved, would concentrate in the oil, gas and consumable fuels industry. The Fund’s 80% Policy would be changed to invest at least 80% of its net assets (plus borrowing for investment purposes) in equity securities of energy transition companies and infrastructure companies. These changes will be accompanied by related changes to the principal investment strategies to more closely align the strategies with the new name and 80% Policy of the Fund. In addition, the Fund will change its goal from seeking long term capital appreciation to seeking total return through growth and income.
However, these changes will only occur if shareholders approve Proposal 1 and Proposal 2 described below. As discussed in more detail in the enclosed Proxy Statement, shareholders of the Fund will be asked to vote on the following three proposals:
Proposal 1 - To change the Fund from a diversified to a non-diversified fund.
Generally, the purpose of the proposed change is to increase the Fund’s investment flexibility. The Fund currently is classified as a diversified fund. As a diversified fund, the Fund is limited in its ownership of securities of any single issuer. However, with the proposed changes to the principal investment strategies and name, the Fund’s investment team expects to take larger positions in a smaller number of issuers. As a result, the current classification as a diversified fund limits the ability of the Fund to take advantage of certain investment opportunities.
Shareholder approval of Proposal 1 would enable the Fund to take larger positions in a smaller number of issuers and would provide the Fund’s investment team the flexibility to invest a greater percentage of the Fund’s assets in fewer issuers or any one issuer due to its new investment program. While Proposal 1 is intended to provide greater flexibility in managing the Fund, a non-diversified fund may be subject to a greater degree of investment risk due to its ability to invest a greater percentage of its assets in a single issuer and in a smaller number of issuers overall. More information about these additional risks is described in the proxy statement.

Proposal 2 - To change the Fund’s fundamental policy on industry concentration.
Generally, the purpose of this proposed change is to change the Fund’s current fundamental policy on industry concentration to more closely align with the new name of the Fund. Section 8(b)(1)(E) of the Investment Company Act of 1940, as amended, requires a fund to indicate its policy with respect to investing 25% or more of its assets in investments in a particular industry or group of industries, also known as a fund’s industry concentration. A fund’s industry concentration is considered a fundamental policy and cannot be changed without shareholder approval.

Currently, the Fund has an industry concentration policy to invest greater than 25% of its total assets in the aggregate in the following group of industries: electrical equipment, chemicals, electric utilities, independent power, renewables, multi-utilities and construction and engineering.
Shareholder approval of Proposal 2 would change the Fund’s industry concentration policy to state that it will invest greater than 25% of its total assets in the aggregate in the oil, gas and consumable fuels industry.  This change will permit the Fund to implement its new investment strategy based on its new name and 80% Policy. More information about these changes is described in the proxy statement.
Proposal 3 - To change the Fund’s current management agreement from a unitary fee arrangement to a separate management agreement and administration agreement, including approval of the new management agreement.
Generally, the purpose of this proposed change is to better align the Fund’s fee structure with the other ETFs managed by Neuberger Berman Investment Advisers, LLC (“NBIA”). The Fund commenced operations in 2022 with a unitary fee arrangement along with two other ETFs managed by NBIA. These were the first ETFs managed by NBIA. Since that time, NBIA has converted several mutual funds to ETFs and launched new ETFs. All of these ETFs have used a fee structure that involves a separate management agreement and administration agreement. The only ETFs managed by NBIA with a unitary fee arrangement are the Fund and the other two ETFs that commenced operations at the same time as the Fund. In addition, all the mutual funds managed by NBIA utilize a fee structure that involves a separate management agreement and administration agreement. As a result, NBIA is proposing to change the Fund’s current management agreement from a unitary fee arrangement to an arrangement involving a separate management agreement and administration agreement.
Currently, the Fund has a management agreement with NBIA under which the Fund pays a single fee, at an annual rate of 0.65% of the Fund’s net assets, that pays for both management and administration services and also covers essentially all of the Fund’s ordinary operating expenses (“Current Agreement”).  In addition, NBIA has contractually agreed to waive its management fee by 0.10% of the Fund’s average daily net assets (“Fee Waiver”) through April 8, 2025.
Shareholder approval of Proposal 3 would result in the Fund entering into a separate management agreement (“Management Agreement”) and a separate administration agreement (“Administration Agreement”) with NBIA (collectively, the “Proposed Agreements”). Under the Management Agreement, the Fund would pay NBIA at an annual rate of 0.55% of the Fund’s average daily net assets. Under the Administration Agreement, the Fund would pay NBIA at an annual rate of 0.09% of the Fund’s average daily net assets. The Proposed Agreements would contain similar terms as the Current Agreement but would not require NBIA to pay for all of the Fund’s ordinary operating expenses. Instead, the Fund would separately pay for its other ordinary operating expenses. While this structure would likely result in higher total annual operating expenses for the Fund, if Proposal 3 is approved, NBIA will implement a contractual expense cap from the date the Proposed Agreements become effective until April 8, 2025 of 0.55% and from April 9, 2025 through October 31, 2028 of 0.65% to ensure that the Fund’s total annual operating expenses do not exceed the fee under the Current Agreement. If NBIA does not continue the contractual expense cap after the expiration date, since the Fund would be responsible for its ordinary operating expenses under the Proposed Agreements, the total annual operating expenses for the Fund likely will be higher than the fee under the Current Agreement. More information about these changes is described in the proxy statement.

The Board unanimously recommends that you vote “FOR” each of the proposals outlined above and described in the Proxy Statement.
Your vote is important to us regardless of the number of shares you own or in which you have a voting interest. Voting your shares early will eliminate the need for follow-up mail and telephone solicitation. Whether or not you plan to attend the Meeting, please read the Proxy Statement and follow the instructions on the proxy card(s) or voting instruction card(s), as applicable, for voting by mail, touch-tone telephone, mobile device or on the Internet.

If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”), reminding you to vote your shares. If you have any questions about any proposal or the voting instructions, please call Broadridge, our proxy solicitor, at 833-757-0738 (Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time) or call Neuberger Berman Investment Advisers LLC (“NBIA”) at 800-877-9700 (Monday through Friday, 9:00 a.m. to 5:00 p.m. Eastern Time). Thank you for your time in considering these important proposals and for your continued support of the Fund.

The Meeting will be held on October 14, 2024, beginning at 10:30 a.m. Eastern Time, in person at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, New York 10104. Shareholders may vote before or during the Special Meeting at proxyvote.com. Only shareholders of the Fund present or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

Very truly yours,

Joseph V. Amato
President and Chief Executive Officer
Neuberger Berman ETF Trust

Important Information to Help You Understand and Vote on each Proposal
While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote.
Your vote is important.

Questions and Answers

Q.       Why are you sending me this information?

A.       You are receiving these proxy materials—which include the proxy statement and your proxy card or voting instruction card—because you have the right to vote on important proposals concerning Neuberger Berman Carbon Transition & Infrastructure ETF (the “Fund”).

Q.       What is the purpose of these Proposals for the Fund?

A.       The Board of Trustees of the Fund (the “Board”) recently approved a proposal to change the name of the Fund from Neuberger Berman Carbon Transition & Infrastructure ETF to Neuberger Berman Energy Transition & Infrastructure ETF along with a related change to the Fund’s policy to invest at least 80% of its net assets (plus borrowing for investment purposes) in equity securities of carbon transition companies and infrastructure companies (“80% Policy”). The Fund’s 80% Policy would be changed to invest at least 80% of its net assets (plus borrowing for investment purposes) in equity securities of energy transition companies and infrastructure companies. These changes will be accompanied by related changes to the principal investment strategies to more closely align the strategies with the new name and 80% Policy of the Fund. However, these changes will only occur if you approve Proposals 1 and 2, described in greater detail below.

Proposal 1 - To change the Fund from a diversified to a non-diversified fund.
Q.       Why am I being asked to vote on Proposal 1?

A.       The Investment Company Act of 1940 (“1940 Act”) requires the Fund to classify itself as either a “diversified” or “non-diversified” fund and recite in its registration statement its classification. The Fund is currently classified as a “diversified” fund under the 1940 Act. The Fund’s classification as “diversified” may not be changed or eliminated without the approval of the Fund’s shareholders. As a result, shareholders of the Fund are being asked to approve Proposal 1, which will change the Fund’s classification from “diversified” to “non-diversified.” Approval of Proposal 1 will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Q.       What is the difference between diversified funds and non-diversified funds?

A.       Under the 1940 Act, a fund is designated as diversified or non-diversified, which governs its ownership of securities of issuers. The Fund is currently designated as a diversified fund and therefore must operate in compliance with the 1940 Act diversification requirements. As a diversified fund, the Fund is limited in its ownership of securities of any single issuer. If Proposal 1 is approved, the Fund would be permitted to take larger positions in a smaller number of issuers and would provide the Fund’s investment team the increased flexibility to invest a greater percentage of the Fund’s assets in fewer issuers or any one issuer due to its new investment program.

Q.       What is the purpose of Proposal 1’s proposed change?

A.       Generally, the purpose of the proposed change is to increase the Fund’s investment flexibility. The Fund currently is classified as a diversified fund, which may not be changed or eliminated, as applicable, without shareholder approval. Under the 1940 Act, a diversified fund must limit all investments greater than 5% of its total assets in any one issuer to no more than, in the aggregate, 25% of the fund’s total assets. However, with the proposed changes to the principal investment strategies and name, the Fund's investment team expects to take larger positions in a smaller number of issuers. As a result, the current classification as a diversified fund limits the ability of the Fund to take advantage of certain investment opportunities.
Q.       How does Proposal 1’s proposed change to the Fund’s diversification policy benefit shareholders?

A.       Due to the 1940 Act diversification requirements, as a diversified fund the Fund is limited in the percentage of its assets that can be invested in any single issuer, which reduces the flexibility for the portfolio managers to increase their investments in securities that they believe to be the most attractive investment opportunities. With the proposed changes to the Fund’s strategies, it is expected that the Fund will take larger positions in a smaller number of issuers and the current classification as a diversified fund would limit the ability of the Fund to take advantage of certain investment opportunities. As a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and could invest overall in a smaller number of issuers than a diversified fund. Neuberger Berman Investment Advisers (“NBIA”) believes that this added flexibility is in the best interests of the Fund and its shareholders since it will enable the portfolio managers of the Fund to increase investments in securities that the portfolio managers believe to be most attractive.
Q.       Will the Fund’s risk profile change as a result of Proposal 1?

A.       Yes. While Proposal 1 is intended to provide NBIA with greater flexibility in managing the Fund, a non-diversified fund may be subject to a greater degree of investment risk due to its ability to invest a greater percentage of its assets in a single issuer and in a smaller number of issuers overall. Because a non-diversified fund can invest more of its assets in a smaller number of issuers, it may be more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. By investing a higher percentage of its assets in any one issuer or a smaller number of issuers overall, the Fund’s risk of loss and its share price volatility could increase because the value of its shares would be more susceptible to adverse events affecting those issuers. On the other hand, the current restrictions placed on the Fund from its status as a diversified Fund also introduces risk to the Fund. Specifically, the current limitation prevents NBIA from making strategic overweight allocations on certain issuers.

Q.       What will happen if Shareholders do not approve Proposal 1?

A.       Proposals 1 and 2 are contingent upon each other. This means that if the Fund’s shareholders do not approve Proposal 1, the Fund will remain “diversified,” and Proposal 2 will not take effect. In addition, the Fund’s name, 80% Policy, and principal investment strategies would remain the same.

Proposal 2 - To change the Fund’s fundamental policy on industry concentration.

Q.       Why am I being asked to vote on Proposal 2?

A.       Section 8(b)(1)(E) of the 1940 Act requires a fund to indicate its policy with respect to investing 25% or more of its assets in investments in a particular industry or group of industries, also known as a fund’s industry concentration. A fund’s industry concentration cannot be changed without the approval of a fund’s shareholders. As a result, shareholders of the Fund are being asked to approve Proposal 2, to change the Fund’s industry concentration as described in further detail below. Approval of Proposal 2 by the Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.
Q.       What is the purpose of Proposal 2’s proposed change?

A.       Generally, the purpose of this proposed change is to change the Fund’s current fundamental policy on industry concentration to more closely align with the new name of the Fund. Currently, the Fund has an industry concentration policy to invest greater than 25% of its total assets in the aggregate in the following group of industries: electrical equipment, chemicals, electric utilities, independent power, renewables, multi-utilities and construction and engineering. If approved, Proposal 2 would change the Fund’s industry concentration policy to invest greater than 25% of its total assets in the aggregate in the oil, gas and consumable fuels industry. This change will permit the Fund to implement its new investment strategy based on its new name and 80% Policy.

Q.       How does Proposal 2’s proposed change to the Fund’s fundamental policy on industry concentration benefit shareholders?

A.       Approval of Proposal 2 would permit the Fund to implement its new investment strategy based on its new name and 80% Policy. NBIA believes that these changes are in the best interest of shareholders.

Q.       What will happen if Shareholders do not approve Proposal 2?

A.       Proposals 1 and 2 are contingent upon each other. This means that if shareholders do not approve Proposal 2, the Fund will continue to comply with its current fundamental policy on industry concentration and Proposal 1 will not take effect. In addition, the Fund’s name, 80% Policy, and principal investment strategies would remain the same.

Proposal 3 - To change the Fund’s current management agreement from a unitary fee arrangement to a separate management agreement and administration agreement, including approval of the new management agreement.
Q.       Why am I being asked to vote on Proposal 3?

A.       Generally, the purpose of this proposed change is to better align the Fund’s fee structure with the other ETFs managed by NBIA. The Fund commenced operations in 2022 with a unitary fee arrangement along with two other ETFs managed by NBIA. These were the first ETFs managed by NBIA. Since that time, NBIA has converted several mutual funds to ETFs and launched new ETFs. All of these ETFs have used a fee structure that involves a separate management agreement and administration agreement. The only ETFs managed by NBIA with a unitary fee arrangement are the Fund and the other two ETFs that commenced operations at the same time as the Fund. In addition, all the mutual funds managed by NBIA utilize a fee structure that involves a separate management agreement and administration agreement. As a result, NBIA is proposing to change the Fund’s current management agreement from a unitary fee arrangement to an arrangement involving a separate management agreement and administration agreement. Approval of Proposal 3 by the Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.
Q.       What is the purpose of Proposal 3’s proposed change?

A.       Generally, the purpose of this proposed change is to better align the Fund’s fee structure with the other ETFs managed by NBIA. Currently, the Fund has a management agreement with NBIA under which the Fund pays a single fee, at an annual rate of 0.65% of the Fund’s net assets, that pays for both management and administration services and also covers essentially all of the Fund’s ordinary operating expenses (“Current Agreement”). In addition, NBIA has contractually agreed to waive its management fee by 0.10% of the Fund’s average daily net assets (“Fee Waiver”) through April 8, 2025. If you approve Proposal 3, the Fund would enter into a separate management agreement (“Management Agreement”) and a separate administration agreement (“Administration Agreement”) with NBIA (collectively, the “Proposed Agreements”). Under the Management Agreement, the Fund would pay NBIA at an annual rate of 0.55% of the Fund’s average daily net assets. Under the Administration Agreement, the Fund would pay NBIA at an annual rate of 0.09% of the Fund’s average daily net assets. In addition, if Proposal 3 is approved, NBIA will implement a contractual expense cap from the date the Proposed Agreements become effective until April 8, 2025 of 0.55% and from April 9, 2025 through October 31, 2028 of 0.65% to ensure that the Fund’s total annual operating expenses do not exceed the fee under the Current Agreement. The Proposed Agreements would contain similar terms as the Current Agreement but would not require NBIA to pay for all of the Fund’s ordinary operating expenses. Instead, the Fund would separately pay for its other ordinary operating expenses.

Q.       Will Proposal 3 change the Fund’s expenses?

A.       While this structure could result in higher total annual operating expenses for the Fund, if Proposal 3 is approved, NBIA will implement a contractual expense cap until NBIA will implement a contractual expense cap from the date the Proposed Agreements become effective  until April 8, 2025 of 0.55% and from April 9, 2025 through October 31, 2028 of 0.65% to ensure that the Fund’s total annual operating expenses do not exceed the fee under the Current Agreement.  If NBIA does not continue the contractual expense cap after the expiration date, since the Fund would be responsible for its ordinary operating expenses, the total annual operating expenses for the Fund likely will be higher than the fee under the Current Agreement. More information about these changes is described in the proxy statement.

Q.       What will happen if Shareholders do not approve Proposal 3?

A.       Proposal 3 is not contingent upon Proposal 1 or Proposal 2. This means that if the Fund’s shareholders do not approve Proposal 3, the Fund will continue to pay NBIA a single fee at an annual rate of 0.65% of the Fund’s net assets that pays for management and administration services and also covers essentially all of the Fund’s ordinary operating expenses under the Current Agreement.  In addition, the Fund’s Fee Waiver, as described above, will remain in place through April 8, 2025.

Q.       Are the Proposals contingent on one another?

A.       Proposal 1 and Proposal 2 are contingent on one another. This means that if shareholders do not approve either Proposal 1 or Proposal 2, neither of these two Proposals will take effect. Proposal 3 is not contingent upon any of the other Proposals. This means that if shareholders do not approve Proposal 1 or Proposal 2, but do approve Proposal 3, Proposal 3 will take effect.

Q.       What will Happen if Shareholders do not approve any of Proposals or only approve some of the Proposals?

A.       If shareholders do not approve any of the Proposals, the proposed changes to the name and principal investment strategies and the other related changes will not occur and the Fund will continue be managed in the same way that it is currently managed.

If either Proposal 1 or Proposal 2 is not approved, neither Proposal will take effect and the Fund will continue be managed in the same way that it is currently managed.

If only Proposal 3 is approved, it will take effect but the Fund will continue be managed in the same way that it is currently managed.

Q.       If the Proposals are approved, what other changes are contemplated for the Fund?

A.       As noted above, the Board recently approved a proposal to change the name of the Fund from Neuberger Berman Carbon Transition & Infrastructure ETF to Neuberger Berman Energy Transition & Infrastructure ETF along with a related change to the Fund’s 80% Policy to invest at least 80% of its net assets (plus borrowing for investment purposes) in equity securities of carbon transition companies and infrastructure companies. The Fund’s 80% Policy would be changed to invest at least 80% of its net assets (plus borrowing for investment purposes) in equity securities of energy transition companies and infrastructure companies. These changes will be accompanied by related changes to the principal investment strategies to more closely align the strategies with the new name and 80% Policy of the Fund. In addition, it is anticipated that the Fund will be managed by new portfolio managers and will be subject to the following additional risks: energy transition risk, master limited partnership risk, master limited partnership tax risk, natural resources risk, non-diversified fund risk, and risks related to investing in the oil, gas and consumable fuels industry. All of these changes are described in more detail in the Proxy Statement and in Exhibit A.

Q.       Will these changes cause the Fund’s portfolio to be repositioned?

A.       If the Proposals are approved and all the changes are made to the Fund as described in the Proxy Statement, the Fund will need to make changes to its investments.  As a result of the repositioning, the Fund’s portfolio turnover is expected to be significant.  This turnover would be in addition to the normal holdings turnover that would be experienced by the Fund as a result of its normal investment operations and redemption activity. In addition to direct portfolio transaction costs, there will be potential indirect costs in connection with the repositioning. For example, the process of buying and selling securities in connection with the repositioning may impact the financial markets, resulting in indirect costs to the Fund. NBIA will only bear the direct portfolio transaction costs (i.e., brokerage commissions) associated with repositioning.  In addition, although the Fund is expected to recognize gains or losses for federal income tax purposes in connection with the repositioning, it is expected that shareholders generally would not recognize a gain or loss for federal income tax purposes until the Fund distributes its net realized gains, if any. The Fund may take measures designed to minimize the amount of capital gains that would be recognized by shareholders of the Fund. Please consult the Fund’s registration statement for more information regarding the tax treatment of capital gains distributions. In addition, you should seek the advice of a tax advisor to determine how such distributions will impact your individual tax situation. These changes are also described in more detail in Exhibit A.

Q.       How does the Board recommend that I vote with respect to each of the Proposals?

A.       After careful consideration, the Board believes each of the Proposals is in the best interests of the Fund and unanimously recommends that you vote “FOR” each of the Proposals.

Q.       Have any of the Fund’s shareholders indicated how they intend to vote their shares?

A.       Yes. NBIA intends to exercise its discretion to vote “FOR” the Proposals for the shares over which it holds proxy voting authority.  NBIA will provide the information regarding the Proposals to clients for which NBIA has investment discretion and proxy voting responsibilities prior to voting such shares.  Consistent with its Proxy Voting Policies and Procedures, NBIA will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NBIA’s proxy votes for other client accounts.  NBIA will seek to vote all shares under its authority so long as that action is not in conflict with client instructions.

Q.       Who will pay for the Proxy Statement and related costs?

A.       NBIA will bear the costs related to the Proxy Statement.

 Q.       How do I vote my shares?

A.       Shareholders may vote via the Internet, by accessing the website address printed on the enclosed voting instruction card; on your mobile device, by downloading the ProxyVote App where you can scan the control number on your voting form to vote; or in person at the meeting. Shareholders may also indicate your voting instructions on the enclosed proxy card or voting instruction card, sign and date the card, and return the card by mail in the postage-paid envelope provided. To vote by telephone, mobile device or the Internet, please follow the instructions listed on the proxy card or voting instruction card. If you will attend the Meeting and vote in person, please let us know by calling 800-877-9700. If you hold shares of the Fund through NBIA’s private wealth management program, NBIA may vote your shares on your behalf for each of the Proposals. NBIA will provide the information regarding the Proposals to clients for which NBIA has investment discretion and proxy voting responsibilities prior to voting such shares. Consistent with its Proxy Voting Policies and Procedures, NBIA will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NBIA’s proxy votes for other client accounts.  NBIA will seek to vote all shares under its authority so long as that action is not in conflict with client instructions.

Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card or voting instruction card to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy card or voting instruction card must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.
Q.       Whom should I call for additional information about the Proxy Statement?

A.       If you have any questions about any Proposal or need assistance voting your shares, please call Broadridge, our proxy solicitor, at 833-757-0738.

NEUBERGER BERMAN ETF TRUST

Neuberger Berman Carbon Transition & Infrastructure ETF

1290 Avenue of the Americas
New York, New York 10104
_________________________
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on October 14, 2024
_________________________
August 19, 2024
Dear Shareholder:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Neuberger Berman Carbon Transition & Infrastructure ETF (the “Fund”) of Neuberger Berman ETF Trust (the “Trust”) will be held on October 14, 2024, at 10:30 a.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104. Shareholders will have the option to attend the Meeting in person. At the Meeting, shareholders of the Fund will be asked to consider and act upon the following:
(1)	To change the Fund from a diversified to a non-diversified fund.

(2)	To change the Fund’s fundamental policy on industry concentration.

(3)	To change the Fund’s current management agreement from a unitary fee arrangement to a separate management agreement and administration agreement, including approval of the new management agreement.

(4)	To consider and act upon any other business that may properly come before the Meeting or any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned Fund shares at the close of business on August 16, 2024 (“Record Date”). If you attend the Meeting, you may vote your shares, or provide your voting instructions, in person. If you do not expect to attend the Meeting, please review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s) or voting instruction card(s). If you have any questions about any proposal or the voting instructions, please call NBIA at 800-877-9700. The appointed proxies will vote in their discretion on any other business, including any vote on adjournments, as may properly come before the Meeting or any adjournments or postponements thereof. Any proposal submitted to a vote at the Meeting by anyone other than the officers or trustees of the Fund may be voted on only in person or by written proxy.
The Fund will admit to the Meeting: (1) all shareholders of record of the Fund as of the Record Date, (2) persons holding proof of beneficial ownership thereof at the Record Date and who bring such proof to the meeting, such as a letter or account statement from a broker, (3) persons who have been granted valid proxies and (4) such other persons that the Fund, in its sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting, please call 800-877-9700.
Unless proxy cards or voting instruction cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards or voting instruction cards, they will not be voted. If the enclosed proxy card or voting instruction card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card or voting instruction card will be voted in accordance with the instructions marked on the proxy card or voting instruction card. If no instructions are specified on a proxy card or voting instruction card, shares will be voted “FOR” each of the Proposals and will be voted with respect to any other matters acted upon at the Meeting in the discretion of the persons named as proxies.
Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on October 14, 2024: This Notice and the Proxy Statement are available on the Internet at www.proxyvote.com.
By order of the Board of Trustees,

Claudia A. Brandon
Secretary of the Trust

___________________________
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this document is either a service mark or registered service mark of Neuberger Berman Group LLC or Neuberger Berman Investment Advisers LLC. ©2024 Neuberger Berman Investment Advisers LLC. All rights reserved.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears on the proxy card.

(2) Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:
Registration	Valid Signature
Corporate Accounts
(1) ABC Corp...........................................
(2) ABC Corp...........................................
(3) ABC Corp.
 c/o John Doe, Treasurer.......................
(4) ABC Corp. Profit Sharing Plan...........
ABC Corp. John Doe, Treasurer John Doe John Doe, Trustee
Trust Accounts (1) ABC Trust .......................................... (2) Jane B. Doe, Trustee u/t/d 12/28/78....	Jane B. Doe, Trustee Jane B. Doe

Custodian or Estate Accounts (1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA ................... (2) John B. Smith .....................................	John B. Smith John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
SHARES OF THE FUND YOU OWN.
PLEASE VOTE PROMPTLY.

You may receive more than one proxy card depending on how you hold shares of the Fund. Please fill out and return each proxy card.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s), which includes instructions for voting by telephone, mobile device and by internet.

To avoid the additional expense to the Fund of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.

NEUBERGER BERMAN ETF TRUST
Neuberger Berman Carbon Transition & Infrastructure ETF

_________________________
1290 Avenue of the Americas
New York, New York 10104
800-877-9700
___________________________

PROXY STATEMENT
___________________________
For the Special Meeting of Shareholders
to be held on October 14, 2024
INTRODUCTION
This Proxy Statement is furnished to the shareholders of the Neuberger Berman Carbon Transition & Infrastructure ETF (the “Fund”) by the Board of Trustees (the “Board”) of Neuberger Berman ETF Trust (the “Trust”) in connection with the solicitation of shareholder votes by proxy to be voted at the Special Meeting of Shareholders (“Meeting”), or any adjournments or postponements thereof, to be held on October 14, 2024, at 10:30 a.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104. It is expected that the Notice of Special Meeting, this Proxy Statement and form of proxy will be mailed to shareholders on or about August 19, 2024. At the Meeting, shareholders of the Fund will be asked to consider and act upon the following:
Proposals
(1)	To change the Fund from a diversified to a non-diversified fund.

(2)	To change the Fund’s fundamental policy on industry concentration.

(3)	To change the Fund’s current management agreement from a unitary fee arrangement to a separate management agreement and administration agreement, including approval of the new management agreement.

(4)	To consider and act upon any other business that may properly come before the Meeting or any adjournments or postponements thereof.
The Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request, by writing to NBIA at 1290 Avenue of the Americas, New York, New York 10104, Attn: Shareholder Services, by calling toll free 800-877-9700 or accessing the internet at www.nb.com.

Shareholders may send communications that they would like to direct to the Board of Trustees or to an individual Trustee to the attention of the Chief Compliance Officer (“CCO”) of the Fund, or to Claudia A. Brandon, Secretary of the Fund, Neuberger Berman Funds, 1290 Avenue of the

Americas, New York, New York 10104. The Board has directed the CCO and Ms. Brandon to send such communications to the chairpersons of the Fund’s Ethics and Compliance Committee. Nominee recommendations and shareholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of the Fund, Neuberger Berman Funds, 1290 Avenue of the Americas, New York, New York 10104 as described in this Proxy Statement under “General Information—Shareholder Proposals.”
As previously disclosed to shareholders, the Board recently approved a proposal to change the name of the Fund from Neuberger Berman Carbon Transition & Infrastructure ETF to Neuberger Berman Energy Transition & Infrastructure ETF along with a related change to the Fund’s policy to invest at least 80% of its net assets (plus borrowing for investment purposes) in equity securities of carbon transition companies and infrastructure companies (“80% Policy”). The Fund’s 80% Policy would be changed to invest at least 80% of its net assets (plus borrowing for investment purposes) in equity securities of energy transition companies and infrastructure companies. These changes will be accompanied by related changes to the principal investment strategies to more closely align the strategies with the new name and 80% Policy of the Fund. In addition, the Fund will change its goal from seeking long term capital appreciation to seeking total return through growth and income. The Fund’s fiscal year end will change from August 31 to October 31, the Fund will change its distribution frequency from annual to quarterly and the Fund will have new portfolio managers. Please see Exhibit A for additional detail on each of these changes.
These changes will only occur if shareholders approve Proposal 1 and Proposal 2 described below. As discussed in the enclosed Proxy Statement, shareholders of the Fund are being asked to vote on the following three proposals.
PROPOSAL 1 - TO CHANGE THE FUND FROM A DIVERSIFIED TO A NON-DIVERSIFIED FUND.
Background
The Investment Company Act of 1940 (“1940 Act”) requires each investment company to classify itself as either a “diversified” or “non-diversified” fund and recite in its registration statement its classification. If a fund is “diversified,” it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets (calculated at the time of purchase) would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies. A non-diversified fund is any fund that does not meet the diversification requirements of the 1940 Act described above.
The Fund is currently classified as a “diversified” fund under the 1940 Act. The Fund’s classification as “diversified”  may not be changed or eliminated without the approval of the Fund’s shareholders.

With the proposed changes to the Fund’s strategies, it is expected that the Fund will take larger positions in a smaller number of issuers and the current classification as a diversified fund would limit the ability of the Fund to take advantage of certain investment opportunities. As a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and could invest overall in a smaller number of issuers than a diversified fund. Neuberger Berman Investment Advisers LLC (“NBIA”) believes that this added flexibility is in the best interests of the Fund and its shareholders since it will enable the portfolio managers of the Fund to increase investments in securities that the portfolio managers believe to be most attractive. While this is intended to provide greater flexibility in managing the Fund, a non-diversified fund may be subject to a greater degree of investment risk due to its ability to invest a greater percentage of its assets in a single issuer and in a smaller number of issuers overall. More information about these additional risks is described below.
Therefore, shareholders of the Fund are being asked to approve Proposal 1, which will change the Fund’s classification from “diversified” to “non-diversified.”
What effect will changing the Fund’s status from “diversified” to “non-diversified” have on the Fund?
If the Fund’s shareholders approve Proposal 1, NBIA may operate the Fund as non-diversified or it may not, depending on its assessment of the investment opportunities available to the Fund. NBIA will reserve freedom of action to operate the Fund as non-diversified only if and when it would be in shareholders’ best interests to do so; provided, that if NBIA does not operate the Fund as non-diversified within three years of shareholder approval, 1940 Act rules will require NBIA to again seek shareholder approval to reserve freedom of action to operate the Fund as non-diversified.

In addition, the Fund is now (and will remain) subject to the diversification rules of the Internal Revenue Code (“IRC”). These rules provide that, to maintain favorable tax treatment, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, the Fund is limited to investing 25% in the securities of a single issuer. These limits apply only as of the end of each quarter of the Fund’s fiscal year, so the Fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters. However, NBIA has no current intention of investing in the securities of any single issuer beyond the limits described. Like the 1940 Act limits, the IRC limits do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to securities issued by other investment companies.

Risks. Because a non-diversified fund generally invests a greater portion of its assets in the securities of one or more issuers and/or invests overall in a smaller number of issuers than a diversified fund, a non-diversified fund may be subject to additional risks. As a non-diversified fund, the percentage of the Fund’s assets invested in any single issuer would not be limited by the 1940 Act. and it would be able to invest larger percentages of its assets in the securities of a single issuer – potentially as much as 25% in one issuer, and potentially as much as 25% in a second issuer. Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility because the value of its shares would be more susceptible to adverse events affecting that issuer. If NBIA takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if NBIA had diversified the Fund’s investments. NBIA would use this increased investment flexibility to take larger positions in the securities of a single issuer only if and when it believes that doing so justifies the risks involved.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2 - TO CHANGE THE FUND’S FUNDAMENTAL POLICY ON INDUSTRY CONCENTRATION.
Background
Section 8(b)(1) of the 1940 Act requires a fund to disclose in its registration statement whether and to what extent it intends to concentrate its investments in a particular industry or group of industries. The SEC staff takes the position that a fund “concentrates” its investments if it invests more than 25% of its “net” assets (exclusive of certain items such as cash, U.S. government securities, and certain tax-exempt securities) in any particular industry or group of industries.

The Fund currently has the following fundamental policy on industry concentration:
The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority; except that the Fund will invest greater than 25% of its total assets in the aggregate in the following group of industries: electrical equipment, chemicals, electric utilities, independent power, renewables, multi-utilities and construction and engineering. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies, and state, territorial or municipal securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or SEC or SEC staff interpretations.

The Fund’s current fundamental investment policy on concentration as set forth above may not be changed or eliminated without the approval of the Fund’s shareholders.

The Board has proposed that shareholders of the Fund approve the following proposed fundamental policy on industry concentration:

The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority; except that the Fund will invest greater than 25% of its total assets in the aggregate in companies conducting their principal business in the oil, gas and consumable fuels industry. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies, and state, territorial or municipal securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or SEC or SEC staff interpretations.

What is the reason for the proposed change to the Fund’s fundamental policy on industry concentration?

The purpose of this proposed change is to change the Fund’s current fundamental policy on industry concentration to more closely align with the new name of the Fund. The Fund’s current industry concentration policy requires it to invest greater than 25% of its total assets in the aggregate in the following group of industries: electrical equipment, chemicals, electric utilities, independent power, renewables, multi-utilities and construction and engineering. If approved, Proposal 2 would change the Fund’s industry concentration policy to invest greater than 25% of its total assets in the aggregate in the: oil, gas and consumable fuels industry. This change will permit the Fund to implement its new investment strategy based on its new name and 80% Policy.

 What effect will changing the Fund’s fundamental policy on industry concentration have on the Fund?
If the Fund’s shareholders approve Proposal 2, the Fund will be concentrated in the aggregate in the oil, gas and consumable fuels industry.  As a result, it would be exposed to the following risks related to those industries.
Risks. The oil, gas and consumable fuels industry is cyclical and highly dependent on the market price of commodities and, in particular, fuel, and can be highly volatile. The market value of companies in the oil, gas and consumable fuels industry are strongly affected by the levels and volatility of global commodity prices, supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances. Companies in this industry are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. Actions taken by central governments may dramatically impact supply and demand forces that influence the prices of fuel, resulting in volatility for companies in the industry. A significant portion of revenues of companies in the industry may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget restraints may adversely impact companies in the industry.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 2.
PROPOSAL 3 - TO CHANGE THE FUND’S CURRENT MANAGEMENT AGREEMENT FROM A UNITARY FEE ARRANGEMENT TO A SEPARATE MANAGEMENT AGREEMENT AND ADMINISTRATION AGREEMENT, INCLUDING APPROVAL OF THE NEW MANAGEMENT AGREEMENT.
Background
The Fund commenced operations in 2022 with a unitary fee arrangement along with two other ETFs managed by NBIA. These were the first ETFs managed by NBIA. Since that time, NBIA has converted several mutual funds to ETFs and launched new ETFs. All of these ETFs have used a fee structure that involves a separate management agreement and administration agreement. The only ETFs managed by NBIA with a unitary fee arrangement are the Fund and the other two ETFs that commenced operations at the same time as the Fund. In addition, all the mutual funds managed by NBIA utilize a fee structure that involves a separate management agreement and administration agreement. As a result, NBIA is proposing to change the Fund’s current management agreement from a unitary fee arrangement to an arrangement involving a separate management agreement and administration agreement.
Currently, the Fund has a management agreement with NBIA under which the Fund pays a single fee, at an annual rate of 0.65% of the Fund’s net assets, that pays for both management and administration services and also covers essentially all of the Fund’s ordinary operating expenses (“Current Agreement”). In addition, NBIA has contractually agreed to waive its management fee by 0.10% of the Fund’s average daily net assets (“Fee Waiver”) through April 8,  2025. If approved, Proposal 3 would result in the Fund entering into a separate management agreement (“Management Agreement”) and a separate administration agreement (“Administration Agreement”) with NBIA (collectively, the “Proposed Agreements”). Under the Management Agreement, the Fund would pay NBIA at an annual rate of 0.55% of the Fund’s average daily net assets. Under the Administration Agreement, the Fund would pay NBIA at an annual rate of 0.09% of the Fund’s average daily net assets. The Proposed Agreements together would contain similar terms as the Current Agreement but they would not require NBIA to pay for all of the Fund’s ordinary operating expenses. Instead, the Fund would separately pay for its other ordinary operating expenses. While the new agreement structure could result in higher total annual operating expenses for the Fund, if Proposal 3 is approved, NBIA will implement a contractual expense cap from the date the Proposed Agreements become effective until April 8, 2025 of 0.55% and from April 9, 2025 through October 31, 2028 of 0.65% to ensure that the Fund’s total annual operating expenses do not exceed the fee under the Current Agreement. If NBIA does not continue the contractual expense cap after the expiration date, since the Fund would be responsible for its ordinary operating expenses, the total annual operating expenses for the Fund likely will be higher than the fee under the Current Agreement.

Board Approval and Recommendation
The Trustees who were present at an in-person meeting held on June 27, 2024, including a majority of the Trustees who are not “interested persons” of the Fund or of NBIA (as defined in the 1940 Act) (“Independent Trustees”), unanimously approved Proposal 3 and the Proposed Agreements for the Fund and unanimously recommended that shareholders approve Proposal 3. A summary of the Trustees’ considerations is provided below in the section entitled “Evaluation by the Trustees.”

Terms of the Current Agreement and Proposed Agreements

The form of the Management Agreement and Administration Agreement are attached as Exhibit C to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit C. The Current Agreement became effective on January 3, 2022 and was renewed by the Trustees at an in-person meeting held on October 5, 2023. Shareholder approval for the Current Agreement was obtained prior to the commencement of operations of the Fund by NBIA, the sole shareholder, on April 5, 2022.
The Proposed Agreements together would contain similar terms as the Current Agreement but they would not require NBIA to pay for all of the Fund’s ordinary operating expenses. Instead, the Fund would separately pay for its other ordinary operating expenses. While this new agreement structure would likely result in higher total annual operating expenses for the Fund, if Proposal 3 is approved, NBIA will implement a contractual expense cap from the date the Proposed Agreements become effective until April 8, 2025 of 0.55% and from April 9, 2025 through October 31, 2028 of 0.65% to ensure that the Fund’s total annual operating expenses do not exceed the fee under the Current Agreement. If NBIA does not continue the contractual expense cap after the expiration date, since the Fund would be responsible for its ordinary operating expenses, the total annual operating expenses for the Fund likely will be higher than the fee under the Current Agreement. NBIA has advised the Board that it does not anticipate that the proposal will result in any reduction in the quality of services now provided to the Fund or have any adverse effect on the ability of NBIA to fulfill its obligations to the Fund.
Comparison of the Current Agreement and the Management Agreement

The following table provides a comparison of material terms of the Current Agreement and the Management Agreement.

Term	Current Agreement	Management Agreement
Parties	NBIA and the Fund	NBIA and the Fund
Fees	0.65% of the Fund’s average daily net assets.
Pursuant to the Management Agreement, 0.55% of the Fund’s average daily net assets. (Pursuant to the Administration Agreement, the Fund pays 0.09% of the Fund’s average daily net assets. The combined fee under both agreements is 0.64% of the Fund’s average daily net assets.)

Effective Date	March 24, 2022	Following shareholder approval.

Term	Initial term of two years.	Same as Current Agreement.
General Duties of NBIA
NBIA shall act as the investment adviser to the Series and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Series in a manner consistent with its investment objectives, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Series, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that NBIA will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best net price and most favorable execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers and dealers who provide NBIA with research, analysis, advice and similar services and pay such brokers and dealers in return a higher commission or spread than may be charged by other brokers or dealers.
Same as Current Agreement.
Expenses Borne by Adviser
NBIA pays for all expenses of the Fund except with respect to:
• interest and taxes (including, but not limited to,
  income, excise,    transaction, transfer and withholding
  taxes);
• brokerage expenses, including commissions, and
  other transaction costs;
• acquired fund fees and expenses;
• dividend and interest expenses relating to short sales;
• expenses incurred in connection with any distribution
  plan adopted by the Trust in compliance with Rule
  12b-1 under the 1940 Act, including distribution fees;
• the compensation payable to NBIA under the Current
  Agreement;
• securities lending expenses;
• litigation expenses and tax reclaim expenses;
• indemnification expenses; and
• any expenses determined to be extraordinary expenses
  by the Board.
NBIA pays the salaries, expenses and fees of the officers, trustees and employees of the Trust who are officers, directors or employees of NBIA.

Expenses Borne by Fund
The Fund bears only extraordinary expenses, such as:
• interest and taxes;
• brokerage expenses;
• acquired fund fees and expenses;
• dividend and interest expenses relating to short
  sales;
• expenses in connection with a distribution plan
  adopted in compliance with Rule 12b-1;
• compensation payable to the NBIA;
• securities lending expenses;
• litigation expenses and tax reclaim expenses;
• indemnification expenses; and
• any other expense the Board deems is extraordinary.

The Fund bears all its operating expenses, such as:
• custody;
• interestholder servicing;
• interestholder reports;
• pricing and portfolio valuation;
• communications;
• legal and accounting fees;
• trustees fees and expenses;
• interestholder meetings;
• bonding and insurance;
• brokerage commissions;
• taxes;
• trade association fees;
• nonrecurring and extraordinary expenses; and
• organizational expenses.

Renewal Provisions
May be continued for additional one-year periods, so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not parties to the agreement and are not “interested persons” of the Fund as that term is defined in the 1940 Act (“Independent Trustees”), by a vote cast in person at a meeting called for the purpose of voting such approval.
Same as Current Agreement.

Appointment of Sub-Advisers	Authorizes the adviser to appoint investment sub-advisers.	Same as Current Agreement.
Services to Other Clients
Does not prohibit NBIA or any affiliated person to render investment management and administrative services to other investment companies or act as investment adviser to other persons, firms, or corporations or engage in other business activities
Same as Current Agreement.
Limitation of Liability
NBIA its directors, officers, and employees are not liable for error of judgment or mistake of law or loss suffered by the Fund in connection with services offered by the Agreement unless due to willful misfeasance, bad faith, or gross negligence.
Same as Current Agreement.
Amendment or Assignment
Any amendment must be in writing signed by the parties to the Agreement and is not effective unless authorized for the Fund (i) by resolution of the Trustees, including the vote or written consent of a majority of the Independent Trustees, and (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Agreement provides that it will terminate automatically and immediately in the event of an assignment (as defined in the 1940 Act).
Same as Current Agreement.
Termination Provisions	May be terminated upon 60 days’ notice by the adviser, by the Board or by a vote of a majority of outstanding securities of the Fund.	Same as Current Agreement.

Information Concerning NBIA
NBIA, located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s investment manager and administrator. NBIA is an SEC-registered investment advisor that provides advisory services to the Trusts and to other registered investment companies, as well as to high net worth individuals, unregistered investment companies, corporations, and institutional investors.

NBIA is also an SEC-registered broker-dealer that provides professional securities services, including trade execution, securities lending and prime brokerage services. During the fiscal year ended August 31, 2023, the Fund paid brokerage commissions of $2,286, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2023, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $2,286 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $2,659,046) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2023, the Fund did not acquire or hold any securities of its regular brokers or dealers.

NBIA is an indirect subsidiary of Neuberger Berman Group LLC (“NBG”). NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by portfolio managers, members of the NBG’s management team and certain of NBG’s key employees and senior professionals.  The business address of NBG is 1290 Avenue of the Americas, New York, NY 10104. The directors, officers and/or employees of NBIA who are deemed “control persons” of NBIA are: Joseph Amato, Ashok Bhatia, Kenneth deRegt, Douglas Kramer and Stephen Wright. Mr. Amato is a Trustee of the Trust.

Together, NBIA and its affiliates manage approximately $481 billion in total assets (as of 6/30/2024) and continue an asset management history that began in 1939. Exhibit B to this Proxy Statement provides information regarding the principal executive officers and directors of NBIA.

No Trustee has had any material interest, direct or indirect, in any material transactions since the beginning of the Fund’s most recently completed fiscal year, or in any material proposed transactions, to which NBIA, or any affiliate of NBIA was or is to be a party.

The below table sets forth the aggregate amount of advisory fees paid by the Fund to NBIA for the year ended August 31, 2023. Assuming the Management Agreement and Administration Agreement were in place for the year ended August 31, 2023, the pro forma fees are shown below.

Actual Aggregate Fees for Year Ended August 31, 2023 Under Current Agreement	Pro Forma Aggregate Fees for Year Ended August 31, 2023 under Management Agreement	Pro Forma Aggregate Fees for Year Ended August 31, 2023 under Administration Agreement	Difference Between the Actual Aggregate Fees and Pro Forma Aggregate Fees for both Proposed Agreements for Year Ended August 31, 2023
$107,706	$91,136	$14,913	$(1,657)

NBIA does not serve as investment adviser to other registered investment companies with a similar investment objective as the Fund.

Evaluation by Trustees
Prior to approving the Management Agreement with respect to the Fund, the Board of the Trust, including the Trustees who are not "interested persons" of the Trust or of NBIA, as such term is defined under the 1940 Act ("Independent Fund Trustees"), evaluated the Current Agreement with respect to the Fund and considered the change to a separate Management Agreement and Administration Agreement.
Consideration of the Management Agreement occurred concurrently with the Board's annual consideration of whether to renew the Current Agreement, carried out pursuant to Section 15(c) of the 1940 Act.  In that process, the Board conducts an extensive review of the materials submitted by NBIA and a report from an independent data service.  Since that process was expected to be concluded at the next quarterly meeting of the Board, the Board took into consideration that information and the consideration of the Current Agreement conducted in the prior year, which is included below, as part of its evaluation of whether to approve the Management Agreement.
In evaluating the Management Agreement, the Board considered the proposed changes to the investment program recommended by NBIA, including the proposed rationale for the changes and the other proposals that would need to be submitted to shareholders to implement the investment program.  The Board considered that they have generally been satisfied with the nature and quality of the services provided to the Fund, including investment advisory, administrative and support services.
The Board also considered the broad range of information relevant to the Management Agreement that is provided to the Board (including their various standing committees) at meetings throughout the year and for the annual consideration of continuance of contracts for other series of other open-end funds.  The Board established the Contract Review Committee, which is comprised of Independent Fund Trustees, to assist in its evaluation and analysis of materials for contract review.  The Board has also established other committees that focus throughout the year on specific areas relevant to contract review, such as performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.  Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of a contract review process.
In connection with its approval of the Management Agreement with respect to the Fund, the Board evaluated the terms of the Management Agreement, the overall fairness of the Management Agreement to the Fund and whether the Management Agreement was in the best interests of the Fund and its shareholders.  The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and anticipated quality of the services to be provided by NBIA; (2) the expected costs of the services to be provided by NBIA; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders.  The Board's determination to approve the Management Agreement was based on a consideration of all information provided to the Board.  This description is not intended to include all of the factors considered by the Board.  The Board members did not identify any particular factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.  Additionally, the information and factors considered, and weight placed on any particular information or factor may change over time.  The Board focused on the costs and benefits of the Management Agreement to the Fund and, through the Fund, its shareholders.
With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities and succession plans of, and the resources available to, the portfolio management personnel of NBIA who would perform services for the Fund under the new investment program. The Board noted that the terms of the advisory services provided under the new Management Agreement as compared to the Current Agreement are the same. The Board considered the historical composite performance of the new investment program that was managed by the proposed new portfolio management team at NBIA and NBIA's assertion regarding the potential for the new investment program for the Fund to be more attractive to current and potential investors. The Board noted that NBIA also would provide certain administrative services, including fund accounting and compliance services, pursuant to a separate Administration Agreement.  The Board noted that these services had previously been provided to the Fund under the Current Agreement without a separate Administration Agreement.  The Board also considered NBIA's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions for the Fund.  Moreover, the Board considered NBIA's approach to potential conflicts of interest both generally and between a fund's investments and those of other funds or accounts managed by NBIA.  The Board noted the extensive range of services that NBIA will provide to the Fund beyond the investment management services.  The Board noted that NBIA will also be responsible for monitoring compliance with the Fund's investment objectives, policies and restrictions, as well as compliance with applicable law, including implementing regulatory initiatives of the U.S. Securities and Exchange Commission and other regulators.  The Board considered that NBIA will continue to assume significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation.  The Board also considered that NBIA's responsibilities will include continual management of investment, operational, cybersecurity, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding NBIA's processes for monitoring and managing risk. The Board also considered that NBIA was bearing the costs to implement these changes to the investment program, including the costs of this proxy statement.
The Board also noted that the Fund would use the same service providers it currently uses and considered its review and evaluation, in its capacity as the Board, of NBIA's activities to oversee the various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters.  The Board also considered NBIA's ongoing development of its own infrastructure and information technology that will support the Fund through, among other things, cybersecurity, business continuity planning, and risk management.  In addition, the Board noted the positive compliance history of NBIA, as no significant compliance problems were reported to the Board with respect to NBIA.  The Board also considered the general structure of the portfolio managers' compensation for the Fund, and whether this structure provides appropriate incentives for portfolio managers to act in the best interests of the Fund that they manage.  The Board also considered the ability of NBIA to attract and retain qualified personnel to service the Fund.
The Board also considered the manner in which NBIA addressed various matters that have arisen during the year, some of them a result of developments in the broader fund industry or the regulations governing it.  In addition, the Board considered actions taken by NBIA in response to market conditions over the past year and considered the overall performance of NBIA in this context.
With respect to the overall fairness of the Management Agreement, the Board considered the fee structure proposed for the Fund under the Management Agreement as compared to the Current Agreement and as compared to a peer group of funds having comparable investment programs.  The Board considered that the Current Agreement requires NBIA to pay for all of the Fund's ordinary operating expenses pursuant to a unitary fee arrangement.  The Board considered that the separate Management Agreement and Administration Agreement would not require NBIA to pay for all the Fund's ordinary operating expenses and that the Fund would be responsible for paying a separate investment advisory fee under the Management Agreement and an administration fee under the Administration Agreement.  In this connection, the Board considered that NBIA would implement a contractual expense cap until October 31, 2028 to ensure that the Fund's total annual operating expenses do not exceed the fee under the Current Agreement.  The Board considered that if NBIA does not continue the contractual expense cap after the expiration date, since the Fund would be responsible for its ordinary operating expenses, the total annual operating expenses for the Fund likely will be higher than the unitary fee under the Current Agreement.  The Board also reviewed a comparison of the Fund's total expense ratio against a peer group of comparable funds and noted that the comparative total expense ratio analysis includes, in the Fund's management fee, the separate administration fee to be paid to NBIA.  The Board noted that the Fund's total expense ratio was much lower than the median total expense ratio of its peer group.  It also recognized that the proposed management fee rate under the Management Agreement was much lower than the median management fee rate of the peer group, while also acknowledging that since some peers have a unitary fee or other structure, the total expense ratio is therefore a better comparison for these purposes.  The Board considered the Fund's total expense ratio as compared with its peer group as a way of taking account of the differences in fee structure between the Funds and the funds in the peer group since the peer group consisted of, among other entities, ETFs, mutual funds and exchange traded notes.
The Board also considered the rationale for the change to the structure of the Current Agreement and the unitary fee, noting that all the ETFs launched by NBIA since the Fund commenced operations with two other ETFs involved a fee structure with a separate investment advisory fee under the Management Agreement and an administrative fee under the Administration Agreement.  The Board also noted that all the mutual funds managed by NBIA utilize a fee structure that involves a separate management agreement and administration agreement.  The Board also observed that the Fund’s anticipated profitability for NBIA was not expected to change in the near term since the contractual expense cap with the Proposed Agreements would be the same as the unitary fee under the Current Agreement.

The Board also evaluated apparent or anticipated economies of scale in relation to the services NBIA provides to the Fund. In addition, the Board considered the contractual expense cap arrangement that reduces the Fund’s expenses, which can have an effect similar to breakpoints in sharing economies of scale with shareholders. The Board considered that the Fund's fee structure does not provide for a reduction of payments resulting from the use of breakpoints, and concluded that the fee structure was reasonable based in part on the nature of the Fund and its investment strategy, in part based on the proposed expense limitation and the observation that the Fund was priced to scale – that is, the projected expense ratios for the Fund were comparable to those of much larger funds.  The Board concluded that the benefits expected to accrue to NBIA and its affiliates by virtue of their relationship to the Fund were reasonable in light of the reasonably anticipated costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Conclusions
In approving the Management Agreement, the Board concluded that, in its business judgment, the terms of the Management Agreement are fair and reasonable to the Fund and that approval of the Management Agreement is in the best interests of the Fund and its shareholders.  In reaching this determination, the Board considered that NBIA could be expected to provide a high level of service to the Fund under the new investment program; that NBIA was bearing the costs of implementing the new investment program for the Fund; that the change to the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services expected to be provided, including the rationale for the changes provided by NBIA; and that the benefits expected to accrue to NBIA and its affiliates by virtue of their relationship with the Fund were reasonable in light of the reasonably anticipated costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Board Consideration of the Fund’s Current Agreement
At a meeting held on October 5, 2023, the Board, including the Independent Fund Trustees, approved the continuation of the Current Agreement for the Fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the Fund and its shareholders; (ii) a comparison of the Fund’s performance, fees and expenses relative to various peers; (iii) the costs of the services provided by, and the estimated profit or loss by NBIA from its relationships with the Fund; (iv) any apparent or anticipated economies of scale in relation to the services NBIA provides to the Fund and whether any such economies of scale are shared with Fund shareholders; and (v) any “fall-out” benefits likely to accrue to NBIA and its affiliates from their relationship with the Fund.  Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of NBIA (“Independent Counsel”).
In evaluating the Current Agreement with respect to the Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by NBIA in response to questions submitted by the Independent Fund Trustees and Independent Counsel, which the Contract Review Committee annually considers and updates.  It also met with senior representatives of NBIA regarding its personnel, operations, and profitability as they relate to the Fund.  The annual contract review extends over at least two regular meetings of the Board to ensure that NBIA has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year.  The Board established the Contract Review Committee, which is comprised solely of Independent Fund Trustees, to assist in its evaluation and analysis of materials for the annual contract review.  The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.  Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process.
The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Current Agreement.  During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of NBIA.

Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewal of the Current Agreement and the compensation to be paid thereunder.  In connection with its approval of the continuation of the Current Agreement, the Board evaluated the terms of the Current Agreement, the overall fairness of the Current Agreement to the Fund, and whether the Current Agreement was in the best interests of the Fund and its shareholders.  The Board’s determination to approve the continuation of the Current Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.
This description is not intended to include all of the factors considered by the Board.  The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.  The Board focused on the costs and benefits of the Current Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services
With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of NBIA who perform services for the Fund.  The Board noted that NBIA also provides certain administrative services, including fund accounting, compliance, and shareholder support services.  The Board also considered NBIA’s policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions, and reviewed the quality of the execution services that NBIA had provided.  The Board also reviewed NBIA’s use of brokers to execute Fund transactions that provide research services to NBIA.  Moreover, the Board considered NBIA’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by NBIA.

The Board recognized the extensive range of services that NBIA provides to the Fund beyond the investment management services.  The Board noted that NBIA is also responsible for monitoring compliance with the Fund’s investment objectives, policies and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission.  The Board considered that NBIA assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation.  The Trustees also considered that NBIA’s responsibilities will include continual management of investment, operational, cybersecurity, enterprise, valuation, liquidity, legal, regulatory and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding NBIA’s processes for monitoring and managing risk.  In addition, the Board also noted that when NBIA launches a new fund, it assumes entrepreneurial risk with respect to that fund until it maintains a certain level of assets, if ever, that is profitable to NBIA.  In this regard, the Board considered the entrepreneurial and business risks taken by NBIA to launch exchange-traded funds, such as the Fund.
The Board also reviewed and evaluated NBIA’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters.  The Board also considered NBIA’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management.  In addition, the Board noted the positive compliance history of NBIA, as no significant compliance problems were reported to the Board with respect to NBIA.  The Board also considered the general structure of the portfolio managers’ compensation, and whether this structure provides appropriate incentives to act in the best interests of the Fund.  The Board also considered the ability of NBIA to attract and retain qualified personnel to service the Fund and the ability to plan for succession.
The Board also considered the manner in which NBIA addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.  In addition, the Board considered actions taken by NBIA, in response to market conditions over the past year and considered the overall performance of NBIA in this context.

In addition, the Board considered the terms of the Current Agreement with respect to the Fund under which it pays NBIA a single fee to provide or obtain certain of the services necessary for fund operations including, but not limited to, investment advisory, custody, audit, administrative, compliance and recordkeeping services.

Fund Performance
For the Fund, since the Fund launched in 2022 and was not yet operational for a calendar year, the Board requested a report from NBIA that compared the Fund’s performance to various peers in the Fund’s peer category as defined by independent fund analytics providers (“Peer Group”) in addition to a group of industry peers (“Expense Group”) information provided by an outside consulting firm that specializes in the analysis of fund industry data.  The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems.  The Board also considered the impact and inherent limitation on the comparisons due to the number of funds included in the Fund’s Expense Group and Peer Group.

With respect to investment performance, the Board considered information regarding the Fund’s performance, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Peer Group, constructed by an independent fund analytics group.  The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.  In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Peer Group and/or the benchmark (e.g., the amount by which the Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Current Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Current Agreement notwithstanding the Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Current Agreement, the Board considered the fee structure for the Fund under the Current Agreement as compared to the Expense Group provided by the consulting firm.

The Board considered the Fund’s unitary fee structure, under which the Fund pays for the advisory and supervisory and administrative services it requires for one set fee.  In return for this unitary fee, NBIA provides or obtains certain of the services necessary for fund operations including, but not limited to, investment advisory, custody, audit, administrative, compliance and recordkeeping services.  The Board considered that the unitary fee leads to fund fees that are fixed over the contract period, rather than variable.

The Board compared the Fund’s contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund’s Expense Group.  (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund’s total expenses to the median of the total expenses of the Fund’s Expense Group.
In concluding that the benefits accruing to NBIA and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to NBIA’s estimated profit or loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on NBIA’s estimated profit or loss for the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which NBIA is directing its profits into the growth of the business.)
The Board considered the consistent cost allocation methodology that NBIA used in developing its estimated profitability figures.  In addition, the Board engaged an independent forensic accountant to review the profitability methodology utilized by NBIA when preparing this information and discussed with the consultant its conclusion that NBIA’s process for calculating and reporting its estimated profit or loss aligned with the consultant’s guiding principles and industry practices.

The Board further noted NBIA’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm.  In addition, the Board recognized that NBIA’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing an exchange-traded fund in the current regulatory and market environment.  The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to NBIA or its affiliates from their relationship with the Fund, such as research it may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.  The Board recognized that NBIA and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that NBIA’s reported level of estimated profitability, if any, of the Fund was reasonable.
Information Regarding Services to Other Clients
The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Fund. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the Fund to the fees charged to such other clients. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such other clients, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that the fee rates may differ due to the differences in the level of responsibilities and services provided to the Fund versus the other clients.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services NBIA provides to the Fund. In addition, the Board considered the fee waiver arrangement that reduces the Fund’s expenses, which can have an effect similar to breakpoints in sharing economies of scale with shareholders.
The Trustees took into account that the Fund does not provide for a reduction of payments resulting from the use of breakpoints and concluded that the fee structure is reasonable due to the nature of the Fund, its investment strategy and its unitary fee structure.  In addition, the Board discussed with NBIA the reasons why the Fund’s particular investment program was less likely than others to produce economies of scale and considered that setting competitive fee rates and pricing the Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders.  The Board also considered that NBIA has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board.  The Board considered that this is a way of sharing economies of scale with the Fund and their shareholders.

Fund-by-Fund Analysis
With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information.  The Peer Group referenced in this section is that identified by independent fund analytics providers, as discussed above.   With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses.
The Board considered that the Fund had limited performance history as it was launched in March 2022 and also considered the market environment since inception.  The Board considered that the Fund ranked in the first quintile of its Lipper peer category for the 7-month period and 1-year period ending July 31, 2023.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, actual management fee net of fees waived by NBIA, and total expenses each ranked second of four funds.

Conclusions
In approving the continuation of the Current Agreement, the Board concluded that, in its business judgment, the terms of the Current Agreement is fair and reasonable to the Fund and that approval of the continuation of the Current Agreement is in the best interests of the Fund and its shareholders.  In reaching this determination, the Board considered that NBIA could be expected to continue to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; and that the benefits accruing to NBIA and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board’s conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Current Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Current Agreement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 3.

VOTING INFORMATION
Voting Rights
Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. As of the Record Date, there were 1,100,001 shares of the Fund issued and outstanding.
If the enclosed proxy card or voting instruction card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card or voting instruction card will be voted in accordance with the instructions marked on the proxy card or voting instruction card. If no instructions are specified on a proxy card or voting instruction card, shares will be voted “FOR” each of the Proposals and will be voted with respect to any other matters acted upon at the Meeting in the discretion of the persons named as proxies. Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card or voting instruction card to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy card or voting instruction card must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.
Proxies that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power) will not be counted for purposes of determining the presence of a quorum and will have no effect on the outcome of each of the Proposals. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have a negative effect on the outcome of each of the Proposals. For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA Custodian will vote the shares in the account in accordance with instructions given by the shareholder. However, if a shareholder fails to provide instructions on how to vote the shares, the Custodian will vote the undirected shares in the same proportion as shares voted in the other individual retirement accounts for which instructions are received.
For situations in which advisers have proxy voting discretion, they will vote each of the Proposals in accordance with their proxy voting policies. Generally, this means that NBIA intends to exercise its discretion to vote “FOR” the Proposals for the shares over which it holds proxy voting authority.  NBIA will provide the information regarding the Proposals to clients for which NBIA has investment discretion and proxy voting responsibilities prior to voting such shares.  Consistent with its Proxy Voting Policies and Procedures, NBIA will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NBIA’s proxy votes for other client accounts.  NBIA will seek to vote all shares under its authority so long as that action is not in conflict with client instructions.

Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmissions or personal meetings with officers and employees of NBIA, affiliates of NBIA or other representatives of the Fund. Proxy solicitations may also be made by Broadridge Financial Solutions, Inc.

Quorum; Adjournment
A quorum with respect to the Fund is constituted by one-third of the Fund’s shares outstanding and entitled to vote at the Meeting, present in person or by proxy. If a quorum is not present at the Fund’s Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Subject to the rules established by the Chair of the Meeting, the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no shareholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting. In the former case, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” each of the Proposals in their discretion. If a quorum is present at the Meeting, the Chair of the Meeting may adjourn the Meeting if sufficient votes to approve a Proposal are not received or for any other purpose. The Board also may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at or to receive notice of the Meeting.
Vote Required
Shareholders of the Fund must approve each of the Proposals for the Fund. Approval of a Proposal by the Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.
To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone, mobile device or through the Internet at the number or website address printed on the enclosed proxy card or voting instruction card.

GENERAL INFORMATION
Ownership of Shares
Information regarding ownership of shares is included in Exhibit E.
Payment of Solicitation Expenses
Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card(s) or voting instruction card(s). Supplementary solicitations may be made by mail, telephone and electronic transmission or in person by regular employees of NBIA, affiliates of NBIA or other representatives of the Fund. NBIA serves as the Fund’s investment manager and administrator. In addition, the Fund has engaged Broadridge Financial Solutions, Inc., a proxy solicitation firm, to assist in the solicitation of proxies. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by NBIA. Additional out-of-pocket costs, such as legal expenses, incurred in connection with the preparation of this Proxy Statement, also will be borne by NBIA. The aggregate cost of retaining such proxy solicitation firm is expected to be about $15,000 in connection with the solicitation of proxies and the costs of printing and distributing the proxy materials.
Other Matters to Come Before the Meeting
The Fund does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, including votes to adjourn the Meeting to allow for the additional solicitation or proxy statements, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of the Fund may be voted only in person or by written proxy.
Shareholder Proposals
The Trust is not required to hold annual meetings of shareholders and does not currently intend to hold an annual meeting of shareholders in 2024. The Trustees will call a special meeting of shareholders of the Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote at such meeting.
Shareholders who wish to nominate Trustees or make proposals to be voted on must provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Trust. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholders may send communications that they would like to direct to the Board of Trustees or to an individual Trustee to the attention of the Chief Compliance Officer (“CCO”) of the Trust, or to Claudia A. Brandon, Secretary of the Trust, Neuberger Berman Funds, 1290 Avenue of the Americas, New York, New York 10104. The Board has directed the CCO and Ms. Brandon to send such communications to the chairpersons of the Trust’s Ethics and Compliance Committee. Nominee recommendations and shareholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of the Trust, Neuberger Berman Funds, 1290 Avenue of the Americas, New York, New York 10104.
Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees
Please advise the Fund, c/o Secretary, 1290 Avenue of the Americas, New York, New York 10104, whether other persons are beneficial owners of Fund shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement to supply to the beneficial owners of these shares.
Investment Manager, Administrator, and Principal Underwriter
NBIA serves as the investment manager and administrator to the Fund. NBIA provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. NBIA is located at 1290 Avenue of the Americas, New York, New York 10104. As of June 30, 2024, NBIA and its affiliates had approximately $481 billion in assets under management. Neuberger Berman BD LLC (“NBBD”) serves as the distributor in connection with the continuous offering of the Fund’s shares, and is the Fund’s “principal underwriter” within the meaning of the 1940 Act. NBBD is located at 1290 Avenue of the Americas, New York, New York 10104.

By order of the Board of Trustees,

Claudia A. Brandon
Secretary of the Trust

August 19, 2024

EXHIBIT A
Information regarding the proposed changes to the Fund are discussed below.
New Name and Ticker: The new name for the Fund will be Neuberger Berman Energy Transition & Infrastructure ETF (NBET).

New Goal: The new goal for the Fund will be the following: “The Fund seeks total return through growth and income.”

New Principal Investment Strategies: The new principal investment strategies for the Fund will be the following:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in equity securities of energy transition companies and infrastructure companies.

The Fund invests a significant portion of its assets in energy transition companies, which it considers to be those companies operating energy infrastructure assets such as pipelines or renewable energy production, utilities, publicly-traded master limited partnerships or limited liability companies taxed as partnerships ("MLPs"), MLPs that are taxed as C-corporations, MLP affiliates, such as midstream C-corporations, (MLP affiliates), and  companies that derive the majority of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission, and petroleum and natural gas storage in the petroleum, natural gas, and power generation industries.  The Fund may also invest in growth-oriented utilities and power companies, as well as utility-scale renewable energy infrastructure companies, such as companies involved with solar farms, wind farms, hydro power and nuclear power, and companies that operate in any aspect of the utilities, renewable and natural resources industries and sectors.  These may include companies involved in exploration and production of natural resources, refining and marketing of natural resources, coal and metals mining, oilfield services, drilling, integrated natural gas midstream services, transportation and storage of natural resources, shipping, chemicals, electricity generation and distribution, and renewable resources.

The balance of the Fund’s assets that satisfy the 80% test above will be invested in infrastructure companies, which it considers to be companies that own, operate, or are involved in the development, production, distribution, transportation, or servicing of industrial materials (including electrical equipment, machinery, chemicals, construction materials and equipment, steel, and timber), energy (including pipelines, natural gas and liquefied natural gas exports), utilities, clean energy and renewable energy (including power generators, equipment suppliers, electric utilities and multi-utilities), real estate investments (including warehouses, water, sewer and logistical facilities), and telecommunication networks (including cell towers, data centers and internet providers).

The Fund may invest in companies of any market capitalization, credit quality, industry or sector.  Although energy transition and infrastructure companies may be found in any industry or sector, the Fund will concentrate its investments in companies operating in the oil, gas and consumable fuels industry. The Fund may also directly invest up to 25% of its total assets in equity securities of certain MLPs treated as publicly-traded partnerships.

The Fund may invest in both U.S. and foreign companies, including securities denominated in a non-U.S. currency and securities and other instruments issued by U.S. and Canadian income and royalty trusts.  The Fund may also invest in other investment companies and money market funds.   The Fund also may invest up to 20% of its net assets in securities that are not energy transition or infrastructure related, such as common and preferred equity securities.

The Portfolio Managers utilize proprietary research and fundamental quantitative and qualitative analysis in identifying investment opportunities for the Fund.  The Portfolio Managers seek to identify energy transition and infrastructure companies that they believe have one or more of the following: a history of increasing distributions, stable and reliable cash flows and transparency into future earnings potential, strong financials, management teams that demonstrate visibility in cash flows for equity holders, low correlation to commodity prices, and multi-year contracts that typically charge flat inflation adjusted fees to produce steady payments.  While the Fund currently expects to emphasize midstream investments, the Fund may invest in other areas of the natural resources industry (including companies engaged in "upstream" or "downstream" production activities) or in non-energy securities.   “Midstream investments” generally include companies primarily engaged in activities such as the transportation (including marine), storage, gathering, and processing, distributing or marketing of natural resources. “Upstream” production activities generally include the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids and other resources. “Downstream” production activities generally include the refining and distribution of natural gas liquids and crude oil and other resources.

The Portfolio Managers follow a disciplined selling strategy and may sell a position for a variety of reasons, including if a company fails to perform as expected, exhibits deteriorating fundamentals, to accommodate a more compelling investment opportunity, if the Portfolio Managers deem a position to be overvalued or when there are changes to macroeconomic factors, markets, sectors and/or the company that would alter the Portfolio Managers’ assumptions about the company. The Fund is a non-diversified fund, which means that it can invest more of its assets in fewer companies than a diversified fund.

The Fund will not change its strategy of normally investing at least 80% of its net assets (plus borrowing for investment purposes) in equity securities of energy transition companies and infrastructure companies without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.
Additional Principal Investment Risks: In addition to the risks described in the Fund’s current prospectus, the new principal investment strategies for the Fund will have the following additional principal investment risks:

Energy Transition Risk. Energy transition companies may be more volatile than more established companies. These companies may be dependent on government regulation and subsidies related to transitioning to the use of more renewable energy sources. If government subsidies and incentives for transitioning to using more renewable energy sources are reduced or eliminated, the demand for the services provided by energy transition companies may be negatively impacted. In addition, changes in U.S., European and other governments’ policies towards the use of renewable energy sources, such as electric vehicles, and power sources, such as solar, wind and hydrogen, may have an adverse impact on these companies. These investments may be negatively impacted by industrial accidents; natural phenomena such as weather conditions, floods, rockslides and earthquakes; changes in fuel and power costs and potential fuel and power shortages; shortages of and cost of supplies, labor costs, shortages or strikes, civil unrest; reduced availability of renewable energy sources; slowdowns in new construction; and threats of attack by terrorists on renewable energy assets. Energy transition companies may be small, have a limited operating history, limited resources and may never operate profitably without government or regulatory support. In addition, new and emerging technologies may have a significant impact on these companies, which may not be possible to predict.
Master Limited Partnership Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies, and may be difficult to value. MLPs involve certain other risks, including risks related to limited control and voting rights on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.
Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes and subject to corporate level tax on its income, and could reduce the amount of cash available for distribution by the MLP to its unit holders, such as the Fund. If an MLP were classified as a corporation for federal income tax purposes, the MLP may incur significant federal and state tax liability, likely causing a reduction in the value of the Fund’s shares.
The risks of investing in an MLP generally include those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.
Master Limited Partnership Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP investment being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.
The Fund must limit its investments in MLPs that are qualified publicly traded partnerships to no more than 25% of its total assets as of the end of each quarter of its taxable year in order to maintain its tax status as a regulated investment company (“RIC”).
Cash distributions received by the Fund from MLPs may not correspond to the amount of income allocated to it by the MLPs in any given taxable year. If the amount of income allocated to the Fund exceeds the amount of cash received by the Fund from such MLPs, the Fund may have difficulty making distributions in the amounts necessary to satisfy the distribution requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, the Fund may need to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.  On the other hand, if the amount of cash received by the Fund from MLPs exceeds the income allocated to the Fund, the Fund’s distribution of such excess cash could be a return of capital to shareholders. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares and results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. The Fund’s return of capital distributions are not derived from the net income or earnings and profits of the Fund.
The Fund may invest in MLPs taxed as C corporations. Such MLPs are obligated to pay federal income tax on their taxable income at the corporate tax rate and the amount of cash available for distribution by such MLPs would generally be reduced by any such tax. Additionally, distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, potentially subject to the corporate dividends received deduction, return of capital, or capital gain). Thus, investment in MLPs taxed as C corporations could result in a reduction of the value of your investment in the Fund and lower income, as compared to investments in MLPs that are classified as partnerships for tax purposes.

Natural Resources Risk. Investments related to natural resources (including MLPs) may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource.   In addition, interest rates, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; international economic developments, energy conservation, tax and other government regulations (both U.S. and foreign) can affect the profitability and value of securities issued by these companies. Additionally, natural resource investments are subject to substantial government regulation, including environmental regulation and liability for environmental damage, and changes in the regulatory environment for these companies may adversely impact their profitability. These types of companies have historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole.

Non-Diversified Fund Risk. The Fund is classified as non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer or a few issuers is not limited as much as it is for a fund classified as diversified. Investing a higher percentage of its assets in any one or a few issuers could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers.

Risks Related to Investing in the Oil, Gas and Consumable Fuels Industry: The oil, gas and consumable fuels industry is cyclical and highly dependent on the market price of commodities and, in particular, fuel, and can be highly volatile. The market value of companies in the oil, gas and consumable fuels industry are strongly affected by the levels and volatility of global commodity prices, supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances. Companies in this industry are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. Actions taken by central governments may dramatically impact supply and demand forces that influence the prices of fuel, resulting in volatility for companies in the industry. A significant portion of revenues of companies in the industry may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget restraints may adversely impact companies in the industry.

New Fiscal Year End Change: The Fund’s fiscal year end will be October 31.

New Portfolio Managers: The new portfolio managers for the Fund will be Douglas Rachlin, Paolo Frattaroli, and Robert Russo.

New Benchmark:  The new primary benchmark for the Fund will be the S&P 500 Index and the new secondary benchmark for the Fund will be the Alerian MLP Index.

Portfolio Repositioning: To effectuate these changes, the Fund will need to make changes to its investments.  As a result of the repositioning, the Fund’s portfolio turnover is expected to be significant.  This turnover would be in addition to the normal holdings turnover that would be experienced by the Fund as a result of its normal investment operations and redemption activity. In addition to direct portfolio transaction costs, there will be potential indirect costs in connection with the repositioning. For example, the process of buying and selling securities in connection with the repositioning may impact the financial markets, resulting in indirect costs to the Fund. NBIA will only bear the direct portfolio transaction costs associated with repositioning.   In addition, although the Fund is expected to recognize gains or losses for federal income tax purposes in connection with the repositioning, it is expected that shareholders generally would not recognize a gain or loss for federal income tax purposes until the Fund distributes its net realized gains, if any. The Fund may take measures designed to minimize the amount of capital gains that would be recognized by shareholders of the Fund. Please consult the Fund’s registration statement for more information regarding the tax treatment of capital gains distributions. In addition, you should seek the advice of a tax advisor to determine how such distributions will impact your individual tax situation.

EXHIBIT B

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF NBIA
The address of each principal executive officer and director listed below is 1290 Avenue of the Americas, New York, New York 10104.
Name	Principal Occupation
Joseph V. Amato	Director, President - Equities, Chief Investment Officer - Equities
Brad Elliot Cetron	Chief Compliance Officer - Head Of Compliance And Managing Director
Stephen Gregory Wright	Director, Managing Director
Leo Anthony Viola	Controller And Managing Director
Kenneth M DeRegt	Director
Michael Chinni	Treasurer And Senior Vice President
John Douglas Kramer	Director
Ashok Kumar Bhatia	Director, Co-Chief Investment Officer - Fixed Income

EXHIBIT C
FORM OF MANAGEMENT AGREEMENT
NEUBERGER BERMAN ETF TRUST

This Agreement is made as of [_______], between Neuberger Berman ETF Trust, a Delaware statutory trust (“Trust”), and Neuberger Berman Investment Advisers LLC, a Delaware limited liability company (“Manager”).

WITNESSETH:

WHEREAS, Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified management investment company and has established several separate series of shares (“Series”) with each Series having its own assets and investment policies; and

WHEREAS, Trust desires to retain the Manager as investment adviser to furnish investment advisory and portfolio management services to each Series listed in Schedule A attached hereto, to such other Series of Trust hereinafter established as agreed to from time to time by the parties, evidenced by an addendum to Schedule A (hereinafter “Series” shall refer to each Series which is subject to this Agreement), and the Manager is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.           Services of the Manager

1.1           Investment Management Services.  The Manager shall act as the investment adviser to the Series and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Series in a manner consistent with its investment objectives, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Series, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Manager will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best net price and most favorable execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers and dealers who provide the Manager with research, analysis, advice and similar services and pay such brokers and dealers in return a higher commission or spread than may be charged by other brokers or dealers.

The Series hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect or execute any transaction on the exchange for the account of the Series which is permitted by Section 11(a) of the Securities Exchange Act of 1934

and Rule 11a2-2(T) thereunder, and the Series hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Manager shall carry out its duties with respect to the Series’ investments in accordance with applicable law and the investment objectives, policies and restrictions of the Series adopted by the trustees of Trust (“Trustees”), and subject to such further limitations as the Series may from time to time impose by written notice to the Manager.

1.2           Administrative Services.  The Manager shall supervise the Series’ business and affairs and shall provide such services required for effective administration of the Series as are not provided by employees or other agents engaged by the Series; provided, that the Manager shall not have any obligation to provide under this Agreement any direct or indirect services to the holders of interests in the Series (“Interestholders”), any services related to the sale of interests in the Series, or any other services which are the subject of a separate agreement or arrangement between the Series and the Manager.  Subject to the foregoing, in providing administrative services hereunder, the Manager shall:

1.2.1           Office Space, Equipment and Facilities.  Furnish without cost to the Series, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Series’ needs.

1.2.2           Personnel.  Provide, without remuneration from or other cost to Trust or the Series, the services of individuals competent to perform all of the Series’ executive, administrative and clerical functions which are not performed by employees or other agents engaged by the Series or by the Manager acting in some other capacity pursuant to a separate agreement or arrangement with the Series.

1.2.3           Agents.  Assist the Series in selecting and coordinating the activities of the other agents engaged by the Series, including the Series’ custodian, independent auditors and legal counsel.

1.2.4           Trustees and Officers.  Authorize and permit the Manager’s directors, officers and employees who may be elected or appointed as trustees or officers of Trust to serve in such capacities, without remuneration from or other cost to Trust or the Series.

1.2.5           Books and Records.  Assure that all financial, accounting and other records required to be maintained and preserved by Trust and/or the Series are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

1.2.6           Reports and Filings.  Assist in the preparation of (but not pay for) all periodic reports by Trust or the Series to Interestholders of the Series and all reports and filings required to maintain the registration and qualification of the Series, or to meet other regulatory or tax requirements applicable to the Series, under federal and state securities and tax laws.

1.3           The Manager can use any of the officers and employees of Neuberger Berman Investment Advisers LLC or any affiliate to provide any of the non-investment advisory services described herein, and can subcontract to third parties, provided the Manager remains as fully responsible to the Trust or Series, as applicable, under this contract as if the Manager had provided the services directly.

2.           Expenses of the Series

2.1           Expenses to be Paid by the Manager.  The Manager shall pay all salaries, expenses and fees of the officers, trustees and employees of the Trust who are officers, directors or employees of the Manager.

In the event that the Manager pays or assumes any expenses of Trust or a Series not required to be paid or assumed by the Manager under this Agreement, the Manager shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Manager of any obligation to Trust or to a Series under any separate agreement or arrangement between the parties.

2.2           Expenses to be Paid by the Series.  Each Series shall bear the expenses of its operation, except those specifically allocated to the Manager under this Agreement or under any separate agreement between a Series and the Manager.  Expenses to be borne by a Series shall include both expenses directly attributable to the operation of the Series and the placement of interests therein, as well as the portion of any expenses of Trust that is properly allocable to the Series in a manner approved by the trustees of Trust. Subject to any separate agreement or arrangement between Trust or a Series and the Manager, the expenses hereby allocated to each Series, and not to the Manager, include, but are not limited to:

2.2.1           Custody.  All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

2.2.2           Interestholder Servicing.  All expenses of maintaining and servicing Interestholder accounts, including but not limited to the charges of any Interestholder servicing agent, dividend disbursing agent or other agent engaged by a Series to service Interestholder accounts.

2.2.3           Interestholder Reports.  All expenses of preparing, setting in type, printing and distributing reports and other communications to Interestholders of a Series.

2.2.4           Pricing and Portfolio Valuation.  All expenses of computing a Series’ net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Series’ investment portfolio.

2.2.5           Communications.  All charges for equipment or services used for communications between the Manager or the Series and any custodian, Interestholder servicing agent, portfolio accounting services agent, or other agent engaged by a Series.

2.2.6           Legal and Accounting Fees.  All charges for services and expenses of a Series’ legal counsel and independent auditors.

2.2.7           Trustees’ Fees and Expenses.  With respect to each Series, all compensation of Trustees other than those affiliated with the Manager, all expenses incurred in connection with such unaffiliated Trustees’ services as Trustees, and all other expenses of meetings of the Trustees or committees thereof.

2.2.8           Interestholder Meetings.  All expenses incidental to holding meetings of Interestholders, including the printing of notices and proxy materials, and proxy solicitation therefor.

2.2.9           Bonding and Insurance.  All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Series in a manner approved by the Trustees.

2.2.10           Brokerage Commissions.  All brokers’ commissions and other charges incident to the purchase, sale or lending of a Series’ portfolio securities.

2.2.11           Taxes.  All taxes or governmental fees payable by or with respect to a Series to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.12           Trade Association Fees.  All fees, dues and other expenses incurred in connection with a Series’ membership in any trade association or other investment organization.

2.2.13           Nonrecurring and Extraordinary Expenses.  Such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Series is a party and the expenses a Series may incur as a result of its legal obligation to provide indemnification to Trust’s officers, Trustees and agents.

2.2.14           Organizational Expenses.  Any and all organizational expenses of a Series paid by the Manager shall be reimbursed by such Series at such time or times agreed by such Series and the Manager.

3.           Advisory Fee

3.1           Fee.  As compensation for all services rendered, facilities provided and expenses paid or assumed by the Manager under this Agreement, each Series shall pay the Manager an annual fee as set out in Schedule B to this Agreement.

3.2           Computation and Payment of Fee.  The advisory fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month.  The daily fee accruals shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual advisory fee rate (as set forth in Schedule B hereto), and multiplying this product by the net assets of the Series, determined in the manner established by the Trustees, as of the close of business on the last preceding business day on which the Series’ net asset value was determined.

4.           Ownership of Records

All records required to be maintained and preserved by the Series pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Manager on behalf of the Series are the property of the Series and shall be surrendered by the Manager promptly on request by the Series; provided, that the Manager may at its own expense make and retain copies of any such records.

5.           Reports to Manager

The Series shall furnish or otherwise make available to the Manager such copies of that Series’ financial statements, proxy statements, reports, and other information relating to its business and affairs as the Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6.           Reports to the Series

The Manager shall prepare and furnish to the Series such reports, statistical data and other information in such form and at such intervals as the Series may reasonably request.

7.           Retention of Sub-Adviser

The Manager may enter into an Advisory Agreement with an investment adviser, in which the Manager, at its own cost and expense, delegates to the investment adviser any or all of its duties specified in Section 1.1 hereof, provided that the investment adviser agrees to be bound by all duties and conditions to which the Manager is subject hereunder, and provided further that the Advisory Agreement meets all requirements of the 1940 Act and the rules thereunder.  Retention of an investment adviser shall in no way reduce the responsibilities or obligations of the Manager under this Agreement and the Manager shall be responsible to Trust and the Series for all acts or omissions of the investment adviser in connection with the performance of the Manager’s duties hereunder.

8.           Services to Other Clients

Nothing herein contained shall limit the freedom of the Manager or any affiliated person of the Manager to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

9.           Limitation of Liability of Manager and its Personnel

Neither the Manager nor any director, officer or employee of the Manager performing services for the Series at the direction or request of the Manager in connection with the Manager’s discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with any matter to which this Agreement relates; provided, that nothing herein contained shall be construed (i) to protect the Manager against any liability to Trust or a Series or its Interestholders to which the Manager would otherwise be subject by reason of the Manager’s willful misfeasance, bad faith, or gross negligence in the performance of the Manager’s duties, or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, officer or employee of the Manager who is or was a Trustee or officer of Trust against any liability to Trust or a Series or its Interestholders to which such person would  otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with Trust.

10.           No Liability of other Series

This Agreement is made by each Series pursuant to authority granted by the Trustees, and the obligations created hereby are not binding on any of the Trustees or Interestholders of the Series individually, but bind only the property of that Series and no other.

11.           Effect of Agreement

Nothing herein contained shall be deemed to require the Series to take any action contrary to the Trust’s Trust Instrument or By-Laws, any actions of the Trustees binding upon the Series, or any applicable law, regulation or order to which the Series is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the business and affairs of the Series or Trust.

12.           Term of Agreement

The term of this Agreement shall begin on the date first above written with respect to each Series listed in Schedule A on that date and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for two years.  With respect to each Series added by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect through the second October 31 following the date of execution.  Thereafter, in each case, this Agreement shall continue in effect with respect to each Series from year to year, subject to the termination provisions and all other terms and conditions hereof, provided, such continuance with respect to a Series is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Series or by the Trustees, provided, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not parties to this Agreement or interested persons of either party hereto; and provided further that the Manager shall not have notified a Series in writing at least sixty (60) days prior to the first expiration date hereof or at least sixty (60) days prior to any expiration date hereof of any year thereafter that it does not desire such continuation.  The Manager shall furnish to Trust and the Series, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

13.           Amendment or Assignment of Agreement

Any amendment to this Agreement shall be in writing signed by the parties hereto; provided, that no such amendment shall be effective unless authorized on behalf of any Series (i) by resolution of the Trustees, including the vote or written consent of a majority of the Trustees who are not parties to this Agreement or interested persons of either party hereto, and (ii), as and to the extent required under the 1940 Act, by vote of a majority of the outstanding voting securities of the Series.  This Agreement shall terminate automatically and immediately in the event of its assignment.

14.           Termination of Agreement

This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon sixty (60) days’ prior written notice to the other party; provided, that in the case of termination by any Series, such action shall have been authorized (i) by resolution of the Trustees, including the vote or written consent of a majority of Trustees who are not parties to this Agreement or interested persons’ of either party hereto, or (ii) by vote of a majority of the outstanding voting securities of the Series.

15.           Name of the Series

Each Series hereby agrees that if the Manager shall at any time for any reason cease to serve as investment adviser to a Series, the Series shall, if and when requested by the Manager, eliminate from the Series’ names the name “Neuberger Berman” and thereafter refrain from using the name “Neuberger Berman” or the initials “NB” in connection with its business or activities, and the foregoing agreement of a Series shall survive any termination of this Agreement and any extension or renewal thereof.

16.           Interpretation and Definition of Terms

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the 1940 Act.  In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.           Choice of Law

This Agreement is made and to be principally performed in the State of New York and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

18.           Captions

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

19.           Execution in Counterparts

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

NEUBERGER BERMAN ETF TRUST

By:  _______________

Name:

 Title:

 NEUBERGER BERMAN INVESTMENT ADVISERS LLC

By:  _______________

Name:

Title:

 Date: [______]

NEUBERGER BERMAN ETF TRUST
FORM OF MANAGEMENT AGREEMENT

SCHEDULE A

SERIES OF NEUBERGER BERMAN ETF TRUST

[_______]

Date: [_______]

NEUBERGER BERMAN ETF TRUST
FOMR OF MANAGEMENT AGREEMENT

SCHEDULE B
RATE OF COMPENSATION

Compensation pursuant to Paragraph 3 of the Management Agreement shall be calculated in accordance with the following schedules:

[_______]

[0.55]% the Fund’s average net assets.

Date: [______]

FORM OF ADMINISTRATION AGREEMENT

NEUBERGER BERMAN ETF TRUST

This Agreement is made as of [_______] between Neuberger Berman ETF Trust, a Delaware statutory trust (“Trust”), and Neuberger Berman Investment Advisers LLC, a Delaware limited liability company (“Administrator”) with respect to the series listed on Schedule A.

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified management investment company and has established one or more separate series of shares (“Series”), with each Series having its own assets and investment policies;

WHEREAS, the Trust desires to retain the Administrator to furnish administrative services, including shareholder accounting, recordkeeping, and other services, to each Series listed in Schedule A attached hereto (as it may be amended from time to time), and the Administrator is willing to furnish such services,

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.           Services of the Administrator.

1.1           Administrative Services.  The Administrator shall supervise the business and affairs of each Series and shall provide such services required for effective administration of such Series as are not provided by employees or other agents engaged by such Series; provided, that the Administrator shall not have any obligation to provide under this Agreement any services related to the distribution of a Series’ shares, or any other services that are the subject of a separate agreement or arrangement between a Series and the Administrator.  The Administrator can use any of the officers and employees of Neuberger Berman Investment Advisers LLC to provide any of the services or reports required under this agreement.  Subject to the foregoing, in providing administrative services hereunder, the Administrator shall:

1.1.1           Office Space, Equipment and Facilities. Furnish without cost to each Series, or pay the cost of, such office space, office equipment and office facilities as are adequate for the needs of its Series;

1.1.2           Personnel.  Provide, without remuneration from or other cost to each Series, the services of individuals, and pay the salaries of such individuals, competent to perform all of the executive, administrative and clerical functions of each Series that are not performed by employees or other agents engaged by the Series or by the Administrator acting in some other capacity pursuant to a separate agreement or arrangement with the Series;

1.1.3           Agents.  Assist each Series in selecting and coordinating the activities of the other agents engaged by the Series, including the Series’ shareholder servicing agent (if any), custodian, independent auditors and legal counsel;

1.1.4           Trustees and Officers.  Authorize and permit the Administrator’s directors, officers or employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust or any Series;

1.1.5           Books and Records.  Assure that all financial, accounting and other records required to be maintained and preserved by each Series are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations; and

1.1.6          Reports and Filings.  Assist in the preparation of (but not pay for) all periodic reports by each Series to shareholders of such Series all reports and filings required to maintain the registration and qualification of the Series, or to meet other regulatory or tax requirements applicable to the Series, under federal and state securities and tax laws.

1.1.7           Miscellaneous.  To the extent not done by another Trust service provider: coordinate with the Trust’s distributor or other service providers to facilitate the setup of Series on appropriate securities exchanges; consult with and assist the Trust’s distributor or other service providers to facilitate and coordinate the negotiation and execution of selling and servicing agreements, including authorized participant agreements, on behalf of the Series, to the extent necessary; facilitate communications and assist with monitoring the Trust’s distributor or other service providers in regard to selling and servicing arrangements, including authorized participant agreements; facilitate the processing of share creations/redemptions with the Trust’s distributor, transfer agent or other service providers; maintain creation/redemption records; prepare, update, execute, and maintain agreements with authorized participants; monitor any complaints concerning the Trust, maintain a log of such complaints as required by applicable law; and assist in resolving such complaints.

1.2           Other Services.  The Administrator shall provide such other services required by a Series as the parties may from time to time agree in writing are appropriate to be provided under this Agreement.

2.           Expenses of each Series.

2.1           Expenses to be Paid by the Administrator.  The Administrator shall pay all salaries, expenses and fees of the officers, trustees, or employees of the Trust who are officers, directors or employees of the Administrator.  If the Administrator pays or assumes any expenses of the Trust or Series not required to be paid or assumed by the Administrator under this Agreement, the Administrator shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Administrator of any obligation to the Trust or to a Series under any separate agreement or arrangement between the parties.

2.2           Expenses to be Paid by the Series.  Each Series shall bear all expenses of its operation, except those specifically allocated to the Administrator under this Agreement or under any separate agreement between such Series and the Administrator.  Expenses to be borne by such Series shall include both expenses directly attributable to the operation of that Series and the offering of its shares, as well as the portion of any expenses of the Trust that is properly allocable to such Series in a manner approved by the trustees of the Trust (“Trustees”).  Subject to any separate agreement or arrangement between the Trust or a Series and the Administrator, the expenses hereby allocated to each Series, and not to the Administrator, include, but are not limited to:

2.2.1           Custody.  All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property;

2.2.2           Shareholder Servicing.  All expenses of maintaining and servicing shareholder accounts, if any, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent or other agent (other than the Administrator hereunder) engaged by a Series to service shareholder accounts, if any;

2.2.3           Shareholder Reports.  All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders of a Series;

2.2.4           Prospectuses.  All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of a Series’ Prospectus and SAI and any supplements thereto and of supplying them to shareholders of the Series and Account holders;

2.2.5          Pricing and Portfolio Valuation.  All expenses of computing a Series’ net asset value (“NAV”) per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Series’ investment portfolio;

2.2.6           Communications.  All charges for equipment or services used for communications between the Administrator or the Series and any custodian, shareholder servicing agent (if any), portfolio accounting services agent, or other agent engaged by a Series;

2.2.7           Legal and Accounting Fees.  All charges for services and expenses of a Series’ legal counsel and independent auditors;

2.2.8           Trustees’ Fees and Expenses.  All compensation of Trustees other than those affiliated with the Administrator, all expenses incurred in connection with such unaffiliated Trustees’ services as Trustees, and all other expenses of meetings of the Trustees or committees thereof;

2.2.9          Shareholder Meetings.  All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitation therefor;

2.2.10           Federal Registration Fees.  All fees and expenses of registering and maintaining the registration of the Trust and each Series under the 1940 Act and the registration of each Series’ shares under the Securities Act of 1933, as amended (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and SAI under the 1933 Act or the 1940 Act, and any amendments or supplements that may be made from time to time;

2.2.11           Confirmations.  All expenses incurred in connection with the issue and transfer of a Series’ shares, including the expenses of confirming all share transactions;

2.2.12           Bonding and Insurance.  All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Series in a manner approved by the Trustees;

2.2.13           Brokerage Commissions.  All brokers’ commissions and other charges incident to the purchase, sale or lending of a Series’ portfolio securities;

2.2.14           Taxes.  All taxes or governmental fees payable by or with respect to a Series to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

2.2.15           Trade Association Fees.  All fees, dues and other expenses incurred in connection with a Series’ membership in any trade association or other investment organization;

2.2.16         Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Series is a party and the expenses a Series may incur as a result of its legal obligation to provide indemnification to the Trust’s officers, Trustees and agents;

2.2.17           Organizational Expenses.  All organizational expenses of each Series paid or assessed by the Administrator, which such Series shall reimburse to the Administrator at such time or times and subject to such condition or conditions as shall be specified in the Prospectus and SAI pursuant to which such Series makes the initial public offering of its shares; and

2.2.18          Investment Advisory Services.  Any fees and expenses for investment advisory services that may be incurred or contracted for by a Series.

3.           Administration Fee.

3.1           Fee.  As compensation for all services rendered, facilities provided and expenses paid or assumed by the Administrator to or for each Series under this Agreement, such Series shall pay the Administrator an annual fee as set out in Schedule B to this Agreement.

3.2           Computation and Payment of Fee.  The administration fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month.  The daily fee accruals for each Series shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual administration fee rate (as set forth in Schedule B hereto), and multiplying this product by the NAV of such Series, determined in the manner set forth in such Series’ then-current Prospectus, as of the close of business on the last preceding business day on which such Series’ NAV was determined.

4.           Ownership of Records.  All records required to be maintained and preserved by each Series pursuant to the provisions or rules or regulations of the SEC under Section 31(a) of the 1940 Act and maintained and preserved by the Administrator on behalf of such Series are the property of such Series and shall be surrendered by the Administrator promptly on request by the Series; provided, that the Administrator may at its own expense make and retain copies of any such records.

5.           Reports to Administrator.  Each Series shall furnish or otherwise make available to the Administrator such copies of that Series’ Prospectus, SAI, financial statements, proxy statements, reports, and other information relating to its business and affairs as the Administrator may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6.           Reports to each Series.  The Administrator shall prepare and furnish to each Series such reports, statistical data and other information in such form and at such intervals as such Series may reasonably request.

7.           Ownership of Software and Related Materials.  All computer programs, written procedures and similar items developed or acquired and used by the Administrator in performing its obligations under this Agreement shall be the property of the Administrator, and no Series will acquire any ownership interest therein or property rights with respect thereto.

8.           Confidentiality.  The Administrator agrees, on its own behalf and on behalf of its employees, agents and contractors, to keep confidential any and all records maintained and other information obtained hereunder which relates to any Series or to any of a Series’ former, current or prospective shareholders, except that the Administrator may deliver records or divulge information (a) when requested to do so by duly constituted authorities after prior notification to and approval in writing by such Series (which approval will not be unreasonably withheld and may not be withheld by such Series where the Administrator advises such Series that it may be exposed to civil or criminal contempt proceedings or other penalties for failure to comply with such request) or (b) whenever requested in writing to do so by such Series.

9.           The Administrator’s Actions in Reliance on Series’ Instructions, Legal Opinions, Etc.; Series’ Compliance with Laws.

9.1           The Administrator may at any time apply to an officer of the Trust for instructions, and may consult with legal counsel for a Series or with the Administrator’s own legal counsel, in respect of any matter arising in connection with this Agreement; and the Administrator shall not be liable for any action taken or omitted to be taken in good faith and with due care in accordance with such instructions or with the advice or opinion of such legal counsel.  The Administrator shall be protected in acting upon any such instructions, advice or opinion and upon any other paper or document delivered by a Series or such legal counsel which the Administrator believes to be genuine and to have been signed by the proper person or persons, and the Administrator shall not be held to have notice of any change of status or authority of any officer or representative of the Trust, until receipt of written notice thereof from the Series.

9.2           Except as otherwise provided in this Agreement or in any separate agreement between the parties and except for the accuracy of information furnished to each Series by the Administrator, each Series assumes full responsibility for the preparation, contents, filing and distribution of its Prospectus and SAI, and full responsibility for other documents or actions required for compliance with all applicable requirements of the 1940 Act, the Securities Exchange Act of 1934, the 1933 Act, and any other applicable laws, rules and regulations of governmental authorities having jurisdiction over such Series.

10.           Services to Other Clients.  Nothing herein contained shall limit the freedom of the Administrator or any affiliated person of the Administrator to render administrative or shareholder services to other investment companies, to act as administrator to other persons, firms, or corporations, or to engage in other business activities.

11.           Limitation of Liability Regarding the Trust.  The Administrator shall look only to the assets of each Series for performance of this Agreement by the Trust on behalf of such Series, and neither the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future shall be personally liable therefor.

12.           Indemnification by Series.  Each Series shall indemnify the Administrator and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by the Administrator that result from: (i) any claim, action, suit or proceeding in connection with the Administrator’s entry into or performance of this Agreement with respect to such Series; or (ii) any action taken or omission to act committed by the Administrator in the performance of its obligations hereunder with respect to such Series; or (iii) any action of the Administrator upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of the Trust with respect to such Series; provided, that the Administrator shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Administrator or its employees, agents or contractors.  Before confessing any claim against it which may be subject to indemnification by a Series hereunder, the Administrator shall give such Series reasonable opportunity to defend against such claim in its own name or in the name of the Administrator.

13.           Indemnification by the Administrator.  The Administrator shall indemnify each Series and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by such Series which result from: (i) the Administrator’s failure to comply with the terms of this Agreement with respect to such Series; or (ii) the Administrator’s lack of good faith in performing its obligations hereunder with respect to such Series; or (iii) the Administrator’s negligence or misconduct or that of its employees, agents or contractors in connection herewith with respect to such Series.  A Series shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of that Series or its employees, agents or contractors other than the Administrator unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of the Administrator, any affiliated person of the Administrator, or any affiliated person of an affiliated person of the Administrator.  Before confessing any claim against it which may be subject to indemnification hereunder, a Series shall give the Administrator reasonable opportunity to defend against such claim in its own name or in the name of the Trust on behalf of such Series.

14.           Effect of Agreement.  Nothing herein contained shall be deemed to require the Trust or any Series to take any action contrary to the Trust Instrument or By-laws of the Trust or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the business and affairs of the Series or Trust.

15.           Term of Agreement.  The term of this Agreement shall begin on the date first written above with respect to each Series and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for one year. Thereafter, this Agreement shall continue in effect with respect to each Series from year to year, subject to the termination provisions and all other terms and conditions hereof; provided, such continuance with respect to a Series is approved at least annually by vote or written consent of the Trustees, including a majority of the Trustees who are not interested persons of either party hereto (“Disinterested Trustees”); and provided further, that the Administrator shall not have notified a Series in writing at least sixty days prior to the first expiration date hereof or at least sixty days prior to any expiration date in any year thereafter that it does not desire such continuation.  The Administrator shall furnish any Series, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

16.           Amendment or Assignment of Agreement.  Any amendment to this Agreement shall be in writing signed by the parties hereto; provided, that no such amendment shall be effective unless authorized on behalf of any Series (i) by resolution of the Trustees, including the vote or written consent of a majority of the Disinterested Trustees, or (ii) by vote of a majority of the outstanding voting securities of such Series.  This Agreement shall terminate automatically and immediately in the event of its assignment; provided, that with the consent of a Series, the Administrator may subcontract to another person any of its responsibilities with respect to such Series.

17.           Termination of Agreement.  This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon at least sixty days’ prior written notice to the other party; provided, that in the case of termination by any Series, such action shall have been authorized (i) by resolution of the Trustees, including the vote or written consent of the Disinterested Trustees, or (ii) by vote of a majority of the outstanding voting securities of such Series.

18.           Name of a Series.  Each Series hereby agrees that if the Administrator shall at any time for any reason cease to serve as administrator to a Series, such Series shall, if and when requested by the Administrator, eliminate from such Series’ name the name “Neuberger Berman” and thereafter refrain from using the name “Neuberger Berman” or the initials “NB” in connection with its business or activities, and the foregoing agreement of each Series shall survive any termination of this Agreement and any extension or renewal thereof.

19.           Interpretation and Definition of Terms.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the 1940 Act.  In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.           Choice of Law.  This Agreement is made and to be principally performed in the State of New York, and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

21.           Captions.  The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22.           Execution in Counterparts.  This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

NEUBERGER BERMAN ETF TRUST

By:  ________________

Name:

Title:

 NEUBERGER BERMAN INVESTMENT ADVISERS LLC

By:  _______________

Name:

Title:

 Date: [_____]

NEUBERGER BERMAN ETF TRUST
FORM OF ADMINISTRATION AGREEMENT

SCHEDULE A

The Series of Neuberger Berman ETF Trust currently subject to this Agreement is as follows:

[_____]

Date: [______]

NEUBERGER BERMAN ETF TRUST
FORM OF ADMINISTRATION AGREEMENT

SCHEDULE B

Compensation pursuant to Paragraph 3 of the Neuberger Berman ETF Trust Administration Agreement shall be:

  (1) For the services provided to the Trust or to each Series, [0.09]% per annum of the average daily net assets of each Series;

 (2) Certain out-of-pocket expenses for periodic reports to the Board of Trustees on actual expenses.

Date: [______]

EXHIBIT D

OUTSTANDING FUND SHARES

The following table sets forth the outstanding shares of the Fund as of the Record Date.
Outstanding Shares
1,100,001

EXHIBIT E
Ownership of Shares
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of July 31, 2024, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENTAGE OF SHARES HELD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	821,867	74.72%
STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	200,000	18.18%

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
 New York, New York 10104-0002

www.nb.com

NEUBERGER | BERMAN

1290 AVENUE OF THE AMERICAS
NEW YORK, NY 10104

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) **Vote on the ProxyVote App**
   a. Download the app from the App Store or Google Play
   b. Scan the QR Barcode with your mobile device
   c. Follow the instructions provided

   Or vote on the ProxyVote website
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   b. Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V54998-S95035

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS.

Please be sure to sign and date below:

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

The Notice and Proxy Statement for this meeting is available at: www.proxyvote.com

Please sign and date the other side of this card.

V54999-S95035

NEUBERGER BERMAN CARBON TRANSITION & INFRASTRUCTURE ETF

By signing on the reverse side, you, as a shareholder of NEUBERGER BERMAN CARBON TRANSITION & INFRASTRUCTURE ETF, appoint Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your NEUBERGER BERMAN CARBON TRANSITION & INFRASTRUCTURE ETF shares on your behalf at the meeting of shareholders. The meeting will take place in person on Monday, October 14, 2024, at 10:30 a.m., Eastern Time, at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees**. When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposals, the shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter as may properly come before the meeting or any adjournment or postponement of the meeting.

This proxy is solicited on behalf of the Board of Trustees, and the proposals for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.